UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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AFLAC INCORPORATED ________________________________________________________________________________ (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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NOTICE AND PROXY STATEMENT
________________

AFLAC INCORPORATED
Worldwide Headquarters
1932 Wynnton Road
Columbus, Georgia 31999
_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Monday, May 3, 2004
________________________

     The Annual Meeting of Shareholders of AFLAC Incorporated (the "Company") will be held on Monday, May 3, 2004, at 10:00 a.m. at the Columbus Museum (in the Patrick Theatre), 1251 Wynnton Road, Columbus, Georgia, for the following purposes, all of which are described in the accompanying Proxy Statement:

1.  To elect seventeen Directors of the Company to serve until the next Annual Meeting and until their successors are duly elected      and qualified;

2.  To consider and approve the 2004 AFLAC Incorporated Long-Term Incentive Plan;

3.  To consider and act upon the ratification of the appointment of KPMG LLP as independent auditors of the Company for the year ending December 31, 2004; and

4.  To transact such other business as may properly come before the meeting or any adjournment thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company. The Proxy Statement and the Company's Annual Report for the year ended December 31, 2003, are enclosed.

     The record date for the determination of shareholders entitled to vote at the meeting is February 25, 2004, and only shareholders of record at the close of business on that date will be entitled to vote at this meeting and any adjournment thereof.

     YOUR VOTE IS IMPORTANT! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE SO THAT WE MAY BE ASSURED OF A QUORUM TO TRANSACT BUSINESS. YOU MAY ALSO VOTE VIA THE INTERNET OR TELEPHONE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.
By order of the Board of Directors,
/s/Joey M. Loudermilk

Columbus, Georgia	Joey M. Loudermilk
March 15, 2004	Secretary

AFLAC INCORPORATED
_______________________

PROXY STATEMENT
______________________

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MONDAY, MAY 3, 2004
_______________________

SOLICITATION AND REVOCATION OF PROXY

     This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of AFLAC Incorporated (the "Company") for use at the Annual Meeting of Shareholders to be held on Monday, May 3, 2004, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and described in detail herein. The meeting will be held at 10:00 a.m. at the Columbus Museum (in the Patrick Theatre), 1251 Wynnton Road, Columbus, Georgia.

     All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted FOR the election of all nominees named elsewhere in this Proxy Statement and FOR approval of each other proposal set forth in the Notice of Meeting. Shareholders of record may also submit their proxies via the Internet or by telephone in accordance with the procedures set forth in the enclosed proxy. Any proxy may be revoked by the shareholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by submission of a later-dated proxy or subsequent Internet or telephonic proxy. Shareholders who attend the meeting may revoke any proxy previously granted and vote in person.

     This Proxy Statement and the accompanying proxy are being delivered to the shareholders on or about March 15, 2004.

SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies. The Company will make arrangements with brokerage firms, custodians, and other fiduciaries to send proxy materials to their principals, by mail and by means of electronic transmission, and the Company will reimburse them for mailing and related expenses. In addition to solicitation by mail and electronic transmission, certain officers and other employees of the Company, who will receive no compensation for their services other than their regular compensation, may solicit proxies by telephone and by personal contacts. In addition, the Company has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee of $8,500, plus reimbursement of reasonable out-of-pocket expenses.

PROXY MATERIALS AND ANNUAL REPORT

     Shareholders can access the Company's Notice and Proxy Statement, and Annual Report via the Internet on the AFLAC Web site at http://www.aflac.com under "Investor Relations." For future shareholder meetings, the Company's registered shareholders can further save the Company expense by electing online access of their Proxy Statement, Annual Report, and other account mailings through aflinc. If you choose this option, you will, prior to each shareholder meeting, receive your proxy in the mail, along with a notice of the meeting and instructions for voting by mail, telephone, or the Internet.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

     In accordance with a notice sent to eligible shareholders who share a single address, the Company is sending only one Annual Report and one Proxy Statement to the shareholders who consented to householding. However, if a registered shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement, he or she may contact Shareholder Services by phone at 1-800-235-2667 - Option 2, by e-mail at shareholder@aflac.com, or by mail at AFLAC Incorporated, Shareholder Services, 1932 Wynnton Road, Columbus, GA 31999. If you are a registered shareholder who receives multiple copies of the Company's Annual Report or Proxy Statement, you can request householding by contacting Shareholder Services in the same manner. If you own the Company's shares through a bank, broker, or other holder of record, you can request householding by contacting the holder of record.

DESCRIPTION OF VOTING RIGHTS

     In accordance with the Company's Articles of Incorporation, shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), are entitled to one vote per share until they have been held by the same beneficial owner for a continuous period of greater than 48 months prior to the record date of the meeting, at which time they become entitled to 10 votes per share. Any transferee of a share of Common Stock where such share was transferred to the transferee by gift, devise, or bequest, or otherwise through the laws of inheritance, descent, or distribution from the estate of the transferor, or by distribution to a beneficiary of shares held in trust for such beneficiary, is deemed to be the same beneficial owner as the transferor. Shares acquired as a direct result of a stock split, stock dividend, or other distribution with respect to existing shares ("dividend shares") are deemed to have been acquired and held continuously from the date on which the shares with regard to which the issued dividend shares were acquired. Shares of Common Stock acquired pursuant to the exercise of a stock option are deemed to have been acquired on the date the option was granted.

     Shares of Common Stock held in "street" or "nominee" name are presumed to have been held for less than 48 months and are entitled to one vote per share unless this presumption is rebutted by providing evidence to the contrary to the Board of Directors of the Company. Shareholders desiring to rebut this presumption should complete and execute the affidavit appearing on the reverse side of their proxy. The Board of Directors reserves the right to require evidence to support the affidavit.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of Common Stock at the close of business on February 25, 2004, will be entitled to vote at the meeting. At that date, the number of outstanding shares of Common Stock entitled to vote was 510,810,097. According to the Company's records, this represents the following voting rights:

438,825,861	Shares	@	1	Vote Per Share	=	438,825,861	Votes
71,984,236	Shares	@	10	Votes Per Share	=	719,842,360	Votes
510,810,097	Shares			Total		1,158,668,221	Votes
==========						==========

     Shareholders with one vote per share shown above can rebut the presumption that they are entitled to only one vote as outlined in "Description of Voting Rights" above. If all of the outstanding shares were entitled to 10 votes per share, the total votes available would be 5,108,100,970. However, for the purposes of this Proxy Statement, it is assumed that the total votes available to be cast at the meeting will be 1,158,668,221.

     The holders of a majority of the voting rights entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of such business as shall come before the meeting. Directors are elected by an affirmative vote of a plurality of voting rights cast. In the case of the election of Directors, under applicable Georgia law, in tabulating the vote, votes withheld will be disregarded and will have no effect on the outcome of the vote. Pursuant to the Company's Bylaws, approval of all other matters to be considered at the meeting, including approval of the 2004 AFLAC Incorporated Long-Term Incentive Plan, requires the affirmative vote of holders of a majority of the voting rights present in person or represented by proxy at the meeting. A broker-non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker-non-votes and abstentions are counted as "shares present" at the meeting in determining whether a quorum exists. Broker-non-votes, if any, have the effect of votes to withhold authority in connection with the election of Directors while broker-non-votes, if any, and abstentions have the effect of votes against other proposals at the meeting. The New York Stock Exchange (the "NYSE") precludes its member organizations from giving a proxy to vote on equity compensation plans unless the beneficial owner of the shares has given voting instructions. Accordingly, with respect to the proposal to approve the 2004 AFLAC Incorporated Long-Term Incentive Plan, brokers who are NYSE members do not have discretionary authority to vote shares for beneficial owners who do not provide instructions.

     In addition to the vote required by the Company's Bylaws described above, under the NYSE rules, approval of the 2004 AFLAC Incorporated Long-Term Incentive Plan requires approval by a majority of votes cast on the proposal, provided that the total vote cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. The NYSE takes the position that a broker-non-vote is not a "vote cast." Accordingly, broker-non-votes have to be subtracted when determining whether the 50% in interest test has been met.

     No person, as of February 25, 2004, was the owner of record or, to the knowledge of the Company, beneficially owned 5% or more of the outstanding shares of Common Stock or of the available votes of the Company other than as shown below:

Name and Address of Beneficial Owner	Title of Class Common Stock	Amount of Beneficial Ownership Shares Votes		Percent of Class	Percent of Available Votes
FMR Corp.*	1 Vote Per Share	30,675,849	30,675,849	6.0	2.6
82 Devonshire Street
Boston, MA 02109

Daniel P. Amos**	10 Votes Per Share	9,583,917	95,839,170
1932 Wynnton Road	1 Vote Per Share	1,593,783	1,593,783
Columbus, GA 31999		11,177,700	97,432,953	2.2	8.2

(*)   This information is derived from the Schedule 13G, dated February 17, 2004, filed with the Securities and Exchange Commission by FMR Corp.         According to the Schedule 13G, FMR Corp. may be deemed to be controlled by Edward C. Johnson 3d and Abigail P. Johnson and family         members. Includes shares beneficially owned by various subsidiaries of FMR Corp.
(**)  See footnotes 2 and 3, page 7.

1.  ELECTION OF DIRECTORS

     The Company proposes that the following seventeen individuals be elected to the Board of Directors of the Company. The persons named in the following table have been nominated by the Corporate Governance Committee of the Board of Directors for election as Directors and, if elected, are willing to serve as such until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. It is intended that the persons named in the accompanying proxy, or their substitutes, will vote for the election of these nominees (unless specifically instructed to the contrary). However, if any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and as a result another nominee is designated, the persons named in the proxy, or their substitutes, will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. The Board of Directors has no reason to believe that any of the persons nominated will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF EACH OF THE BELOW-LISTED NOMINEES AS DIRECTORS.

The following information is provided with respect to the nominees:

Name	Principal Occupation (1)	Age	Year First Elected	Shares of Common Stock Beneficially Owned on February 25, 2004 (2) (3)	Percent of Outstanding Shares	Voting Rights on February 25, 2004 (2)	Percent of Available Votes
___________________________________________________________________________________________________________________________________________________
Daniel P. Amos	Chairman, the Company and AFLAC, ** since May 2001; Chief Executive Officer, the Company and AFLAC; President, the Company, until May 2001; President, AFLAC; Director, Southern Company, Atlanta, GA; Director, Synovus Financial Corp., Columbus, GA	52	1983	11,177,700	2.2	97,432,953	8.2

John Shelby Amos II	Alabama/West Florida State Sales Coordinator, AFLAC	51	1983	1,360,585.3		13,569,853	1.2

Michael H. Armacost	Shorenstein Distinguished Fellow, Stanford University Asia-Pacific Research Center, Stanford, CA, since September 2002; President, The Brookings Institution, Washington, DC, until June 2002; Director, Applied Materials, Inc., Santa Clara, CA; Director, USEC Inc., Bethesda, MD; Former U.S. Ambassador to Japan	66	1994	45,850	*	422,500	*

Kriss Cloninger III	President, the Company, since May 2001; Chief Financial Officer, the Company and AFLAC; Treasurer, the Company; Executive Vice President, AFLAC; Executive Vice President, the Company, until May 2001; Director, Tupperware Corporation, Orlando, FL	56	2001	824,434.2		8,190,149.7

Joe Frank Harris	Distinguished Executive Fellow, Georgia State University, Atlanta, GA; Chairman of the Board, Harris Georgia Corp., Cartersville, GA; Director, Bankhead Railway Services, Inc., Atlanta, GA; Former Governor of the State of Georgia	68	1991	111,498	*	1,078,980.1

				4

Name	Principal Occupation (1)	Age	Year First Elected	Shares of Common Stock Beneficially Owned on February 25, 2004 (2) (3)	Percent of Outstanding Shares	Voting Rights on February 25, 2004 (2)	Percent of Available Votes
_____________________________________________________________________________________________________________________________________________________
Elizabeth J. Hudson	Sr. Vice President, Communications, National Geographic Society, Washington, DC, since September 2000; Sr. Vice President, Corporate Communications, iVillage, Inc., New York, NY, from June 1999 until August 2000; Director, Spencer Stuart, from January 1998 until May 1999; Director, Paxson Communications Corporation, West Palm Beach, FL	54	1990	127,025	*	1,234,250.1

Kenneth S. Janke Sr.	Chairman, National Association of Investors Corp. (NAIC), Madison Heights, MI, since February 2002; President, Chief Executive Officer, NAIC, until February 2002; President and Director, NAIC Growth Fund, Madison Heights, MI	69	1989	191,923	*	1,815,545.2

Douglas W. Johnson	Retired, Audit Partner, Ernst & Young, Atlanta, GA, until June 2003	60	(4)	5,279	*	5,279	*

Robert B. Johnson	Chairman, One America Foundation, Washington, DC; Chief Executive Officer, One America Foundation, since February 2003; Executive Vice President, BICO Inc., Washington, DC, from February 2001 until February 2003; Assistant to the President of the United States, Washington, DC, until February 2001	59	2002	10,121	*	16,016	*

Charles B. Knapp	Partner, Heidrick & Struggles, Atlanta, GA, since January 2000; Senior Fellow, Association of Governing Boards of Universities and Colleges, Washington, DC, from August 1999 until January 2000; President, Aspen Institute, Washington, DC, from July 1997 until June 1999; Director, The National Center for Education and the Economy, Washington, DC	57	1990	74,000	*	704,000.1
				5
Name	Principal Occupation (1)	Age	Year First Elected	Shares of Common Stock Beneficially Owned on February 25, 2004 (2) (3)	Percent of Outstanding Shares	Voting Rights on February 25, 2004 (2)	Percent of Available Votes
____________________________________________________________________________________________________________________________________________________
Hidefumi Matsui	Chairman, AFLAC Japan, since January 2003; President, AFLAC Japan, until December 2002	59	2003	717,171.1		7,134,450.6

Nobuhiro Mori	Deputy President, Mizuho Corporate Bank Ltd., Tokyo, Japan, since April 2002; Deputy President, The Dai-Ichi Kangyo Bank Ltd., from April 1999 until March 2002; Senior Managing Director, The Dai-Ichi Kangyo Bank Ltd., from May 1998 until April 1999	59	2003	3,000,000.6		30,000,000	2.6

E. Stephen Purdom, M.D.	Retired, Executive Vice President, AFLAC; Retired Medical Director, Columbus Clinic, Columbus, GA; Retired Director, Trust Company Bank, Columbus, GA	56	1987	255,182	*	2,515,820.2

Barbara K. Rimer, Ph.D.	Deputy Director, Lineberger Comprehensive Cancer Center, Chapel Hill, NC, since January 2003; Alumni Distinguished Professor, University of North Carolina School of Public Health, Chapel Hill, NC, since January 2003; Director, Cancer Control and Population Sciences, National Cancer Institute, Bethesda, MD, from December 1997 until December 2002	55	1995	93,485	*	898,850.1

Marvin R. Schuster	Chairman of the Board, Schuster Enterprises, Inc., Columbus, GA, since October 1999 (owner of 59 Burger King restaurants in the Southeast); Chief Executive Officer, Schuster Enterprises, Inc., until October 1999; Director, Columbus Bank & Trust and Synovus Trust Companies, Columbus, GA	66	2000	50,000	*	230,000	*
				6
Name	Principal Occupation (1)	Age	Year First Elected	Shares of Common Stock Beneficially Owned on February 25, 2004 (2) (3)	Percent of Outstanding Shares	Voting Rights on February 25, 2004 (2)	Percent of Available Votes
_________________________________________________________________________________________________________________________________________________________
Glenn Vaughn Jr.	Retired, Chairman of the Board, Columbus Ledger-Enquirer, Columbus, GA	74	1990	86,089	*	785,526.1

Robert L. Wright	Chairman Emeritus, Dimensions International, Alexandria, VA, since February 2003; Chairman, Dimensions International, from July 1999 until February 2003; Chief Executive Officer, Dimensions International, until February 2003; President, Dimensions International, until June 1999; Director, Dimensions International; Director, Riggs Bank, Washington, DC	66	1999	39,000	*	219,000	*

(*)      Percent not listed if less than .1%.
(**)   American Family Life Assurance Company of Columbus (AFLAC) is a wholly owned subsidiary of the Company.

(1)     Unless specifically noted, the respective Director or nominee has held the position for at least five years.

(2)     Includes options to purchase shares (and available votes), which are exercisable within 60 days, for Daniel P. Amos, 3,756,431 (23,220,263);
              John Shelby Amos II, 44,000 (404,000); Michael H. Armacost, 4,000 (4,000); Kriss Cloninger III, 572,112 (5,721,120); Joe Frank Harris,
              44,000 (404,000); Elizabeth J. Hudson, 44,000 (404,000); Kenneth S. Janke Sr., 44,000 (404,000); Douglas W. Johnson, 2,000 (2,000); Robert
              B. Johnson, 8,000 (8,000); Charles B. Knapp, 44,000 (404,000); Hidefumi Matsui, 450,000 (4,500,000); E. Stephen Purdom, M.D., 4,000
              (4,000); Barbara K. Rimer, Ph.D. 88,250 (846,500); Marvin R. Schuster, 20,000 (20,000); Glenn Vaughn Jr., 44,000 (404,000); and Robert
              L. Wright, 24,000 (204,000).

(3)     All stock is beneficially owned by the nominee except as follows:

          Daniel P. Amos, 5,274,273 shares owned by partnerships of which Mr. Amos is a partner; 327,235 shares owned by trusts with Mr. Amos as trustee; 755,393 shares owned by the Daniel P. Amos Family Foundation, Inc.; 309 shares owned by a minor with Mr. Amos as custodian;
              and 16,600 shares owned by the Paul S. Amos Family Foundation, Inc.

          John Shelby Amos II, 396,849 shares owned by his children with Mr. Amos as trustee; and 38,838 shares owned by a corporation of which
              Mr. Amos is a controlling shareholder.

          Kriss Cloninger III, 1,724 shares owned by spouse; 50,000 shares owned by partnerships of which Mr. Cloninger is a partner.

          Kenneth S. Janke Sr., 55,261 shares owned by a trust with Mr. Janke as trustee; 32,409 shares owned by a trust with his wife as trustee;
              38,800 shares owned by a partnership of which Mr. Janke is a partner; 20,000 shares owned by the NAIC Growth Fund of which Mr. Janke is president; and 1,453 shares owned by an investment club of which Mr. Janke is a member.

          Charles B. Knapp, 6,000 shares owned by spouse.

          Nobuhiro Mori, 3,000,000 shares owned by The Mizuho Trust & Banking Co., Ltd. Mr. Mori shares the power to vote these shares.

          E. Stephen Purdom, M.D., 30,200 shares owned by child with Dr. Purdom as custodian.

          Glenn Vaughn Jr., 7,648 shares owned by spouse.

(4)     First year nominated.

          Daniel P. Amos and John Shelby Amos II are cousins. Kenneth S. Janke Sr. is the father of Kenneth S. Janke Jr., an executive officer of the Company. No other family relationships exist among any other executive officers or Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), executive officers, Directors and holders of more than 10% of the Common Stock are required to file reports of their trading in Company equity securities with the Securities and Exchange Commission ("SEC").

     Based solely on its review of the copies of such reports received by the Company, or written representations from certain reporting persons, the Company believes that during the last fiscal year all Section 16 filing requirements applicable to its reporting persons were complied with, except as set forth below.

     Mr. Daniel P. Amos, a Director, failed to timely file two Form 4's in 2003 relating to a stock option grant and a stock option exercise.

     Mr. Joseph M. Cleland and Mr. Douglas W. Johnson, both Directors, each failed to timely file a Form 3 in 2003.

CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, as of February 25, 2004, the number of shares and percentage of outstanding Common Stock beneficially owned by those executive officers listed in the Summary Compensation Table (the "Named Executive Officers") whose information was not provided under the heading "Election of Directors."

Common Stock Beneficially Owned and
Approximate Percentage of Class
as of February 25, 2004

		Percent		Percent
Name	Shares (1)	of Shares	Votes (1)	of Votes
________________________________________________________________________________________
Charles D. Lake II	103,884	*	778,884.1

Bradley S. Jones	33,768	*	294,972	*

All Directors and executive
officers as a group
(30 persons)	21,115,483	4.1	193,367,876	16.0

* Percentage not listed if less than .1%.

(1) Includes options to purchase shares (and available votes), which are exercisable within 60 days, for
      Charles D. Lake II, 103,458 (778,458); Bradley S. Jones, 15,000 (150,000); and all Directors and
      executive officers as a group, 6,653,544 (49,985,277).

BOARD AND COMMITTEE MEETINGS AND DIRECTORS' COMPENSATION

     During 2003, the Board of Directors met six times, and all Directors attended more than 75% of the meetings of the Board and of the Board Committees on which they served, except Michael H. Armacost.

THE AUDIT COMMITTEE

     The Audit Committee, which met four times during 2003, has the following primary duties and responsibilities: (i) to oversee that management has maintained the reliability and integrity of the financial reporting process and systems of internal controls of the Company and its subsidiaries regarding finance, accounting, and legal matters; (ii) to issue annually the Audit Committee Report set forth below; (iii) to monitor the independence and performance of the Company's independent auditors and the performance of the Company's internal auditing department; (iv) to assist Board oversight of the Company's compliance with legal and regulatory requirements; and (v) to provide an open avenue of communication between the independent auditors, management, the internal auditing department, and the Board. The Audit Committee also pre-approves audit and non-audit services provided by the Company's independent auditors. In addition, it is the responsibility of the Audit Committee to select, oversee, evaluate, determine funding for and, where appropriate, replace or terminate the independent auditors. At least annually, the Audit Committee reviews the services performed and the fees charged by the independent auditors.

     The independent auditors have direct access to the Audit Committee and may discuss any matters that arise in connection with their audits, the maintenance of internal controls, and any other matters relating to the Company's financial affairs. The Audit Committee may authorize the independent auditors to investigate any matters that the Audit Committee deems appropriate and may present its recommendations and conclusions to the Board.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors is composed of five directors, each of whom is independent as defined by the NYSE listing standards. The Board has determined that at least one member of the Audit Committee is an audit committee financial expert as defined by the SEC rules. Mr. Douglas W. Johnson, with 30 years as an auditor with Ernst & Young, 20 of those years as a partner, working primarily with the insurance industry segment, is the Audit Committee financial expert. The Audit Committee operates under a written charter that was adopted by the Board, and on November 11, 2003, was amended by the Audit Committee. A copy of the amended Audit Committee Charter is attached to this proxy statement as Exhibit A. Shareholders can access the Company's Audit Committee Charter via the Internet on the AFLAC Web site at www.aflac.com under "Investor Relations."

     Management has the primary responsibility for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in conformity with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee has general oversight responsibility to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee has met with management and the independent auditors to review and discuss the Company's audited consolidated financial statements for the year ended December 31, 2003. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with the independent auditors the independent auditor's independence.

     Based upon the Audit Committee's discussions with management and the independent auditors, as set forth above, and the Audit Committee's review of the representations of management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

Audit Committee

Robert L. Wright, Chairman
Douglas W. Johnson
Charles B. Knapp
Marvin R. Schuster
Glenn Vaughn Jr.

THE CORPORATE GOVERNANCE COMMITTEE

     The Company has a Corporate Governance Committee, the functions of which include: (i) selecting individuals qualified to serve as Directors of the Company; (ii) recommending to the Board Directors to serve on committees of the Board; (iii) advising the Board with respect to matters of Board composition and procedures; (iv) developing and recommending to the Board a set of corporate governance principles applicable to the Company; and (v) overseeing the evaluation of the Board and the Company's management.

     The Corporate Governance Committee is governed by a charter, a current copy of which is available on the AFLAC Web site at www.aflac.com under "Investor Relations." A copy of the charter is also available in print to shareholders upon request, addressed to AFLAC Incorporated, Shareholder Services, 1932 Wynnton Road, Columbus, GA 31999.

     The members of the Corporate Governance Committee are Kenneth S. Janke Sr. (Chairman), Barbara K. Rimer, Ph.D., Marvin R. Schuster and Governor Joe Frank Harris. Dr. Rimer and Mr. Schuster qualify as independent Directors under the new NYSE listing standards. Mr. Janke and Governor Harris do not qualify as independent Directors under the new NYSE listing standards. Mr. Janke and Governor Harris shall step down from the Corporate Governance Committee no later than the date of the Annual Meeting of Shareholders. The Corporate Governance Committee met three times during 2003.

     The Corporate Governance Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include: (i) the name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and (ii) the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Company and the person's consent to be named as a Director if selected by the Corporate Governance Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary at AFLAC Incorporated, 1932 Wynnton Road, Columbus, Georgia 31999, and must be received by the Corporate Secretary not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 25 days before or after such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.

     The Corporate Governance Committee believes that the minimum qualifications for serving as a Director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Corporate Governance Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Corporate Governance Committee also seeks to have the Board represent a diversity of backgrounds, and experience.

     The Corporate Governance Committee identifies potential nominees by asking current Directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board - for example, retirement as a chief executive officer or chief financial officer of a public company or exiting government or military service. The Corporate Governance Committee also, from time to time, may engage firms that specialize in identifying Director candidates. As described above, the Committee will also consider candidates recommended by shareholders.

     Once a person has been identified by the Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Corporate Governance Committee requests information from the candidate, reviews the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

     In October 2003, Douglas W. Johnson was selected by the Board of Directors to fill a vacancy on the Board. Mr. Johnson was recommended for consideration by the Corporate Governance Committee by executive officers of the Company other than the Chief Executive Officer.

CODE OF ETHICS

     The Company has a Code of Business Conduct, which is applicable to all employees of the Company including executive officers. The Code of Business Conduct includes a Code of Ethics for Chief Executive and Senior Financial Officers which sets forth standards applicable to all officers, directors and employees but has provisions specifically applicable to the Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct is available on the AFLAC Web site at www.aflac.com under "Investor Relations," or a copy may be obtained by written request submitted to the Corporate Secretary at AFLAC Incorporated, 1932 Wynnton Road, Columbus, Georgia 31999. The Company intends to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Business Conduct by posting such information on the AFLAC Web site at www.aflac.com under "Investor Relations."

COMMUNICATIONS WITH DIRECTORS

     Shareholders and interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual Director or any group or committee of Directors, correspondence should be addressed to the Board of Directors or any such individual Director or group or committee of Directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at AFLAC Incorporated, 1932 Wynnton Road, Columbus, Georgia 31999.

     All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the Directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of Directors, the Secretary's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope is addressed.

     In addition, it is Company policy that each of the Directors attends the Annual Meeting. All of the Directors were in attendance at the 2003 Annual Meeting.

DIRECTORS' COMPENSATION

     Directors who also serve as officers and employees of the Company or its subsidiaries are not entitled to compensation as Board members. All other Directors of the Company receive $40,000 annually for service as such. A Director serving on one or more committees of the Company receives an additional $7,200 annually for that service. Each Director also receives $2,000 for attendance at each meeting of the Board of Directors. In addition, the chairmen of the Compensation and Audit Committees receive annual fees of $10,000 and $12,000, respectively, and the Chairman of the Corporate Governance Committee receives an annual fee of $7,500. During 2003, Dr. E. Stephen Purdom received $160,000 for providing consulting services to AFLAC Japan.

     Directors who are not also employees of the Company or its subsidiaries have been granted non-qualified stock options pursuant to the Amended 1985 Stock Option Plan (the "1985 Plan") and the 1997 Stock Option Plan (the "1997 Plan"). The exercise price for the options is the fair market value of the Common Stock on the date of grant. Pursuant to amendments to the 1985 Plan approved by shareholders at the 1994 annual meeting, each new Non-employee Director, including any advisory Director, was granted an option to purchase 10,000 shares of Common Stock as of the earlier of the date such individual was appointed to the Board or the date of the first annual meeting of shareholders at which such Director was elected to the Board. In addition to grants from the 1985 Plan, the 1997 Plan, approved by shareholders at the 1997 annual meeting, provides for two automatic grants of 10,000 shares each as of August 1, 1997, and August 1, 2002, as well as the first-time grant to newly appointed or elected Non-employee Directors. Options granted to each Non-employee Director will become exercisable in cumulative installments of 20% of the shares of Common Stock covered thereby as of the date of the grant, and an additional 20% as of each of the next four anniversaries of the date of the option grant to the extent the Non-employee Director continues to be a Director as of that date, provided, however, that upon cessation of service by reason of retirement, a Non-employee Director will become immediately vested in all outstanding options that have not yet expired. The exercise price of all shares of Common Stock subject to options granted to Non-employee Directors will be 100% of the fair market value of such shares as of the date of grant.

     The Company maintains a retirement plan for Non-employee Directors who have attained age 55 and completed at least five years of service as a Non-employee Director. The annual benefit paid to a Non-employee Director upon retirement (or to his or her spouse in the event of death prior to retirement or prior to completion of payments under the plan) is equal to the Director's compensation in the twelve months preceding retirement, including retainer and regular Board member fees, but excluding committee fees, paid for a period of time equal to the number of completed years served as a Non-employee Director. Effective 2002, newly elected Non-employee Directors are not eligible for participation in this plan.

COMPENSATION COMMITTEE REPORT

     This report on the compensation policies, components and decisions of the Company for 2003 with respect to the Company's executive officers is presented by the Compensation Committee of the Company, consisting of Governor Joe Frank Harris, Chairman of the Compensation Committee; Mr. Glenn Vaughn Jr., and Mr. Robert B. Johnson. All such members of the Compensation Committee are outside Directors as defined by Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended ("Code"). Mr. Vaughn and Mr. Johnson qualify as independent Directors under the new NYSE listing standards. Governor Harris does not qualify as an independent Director under the new NYSE listing standards. Governor Harris shall step down from the Compensation Committee no later than the date of the Annual Meeting of Shareholders. The responsibilities of the Compensation Committee include the following: to review at least annually the goals and objectives of the Company's executive compensation plans; to evaluate annually the performance of the Chief Executive Officer in light of such goals and objectives and set his compensation level based on this evaluation; and to evaluate annually the performance of the employee Directors of the Company in light of such goals and objectives and set their compensation levels based on this evaluation. The Compensation Committee determines all aspects of compensation for executive officers, including executive officers who are members of the Board, with respect to stock options, and under the Company's Management Incentive Plan with respect to all executive officers (as defined therein and including the Named Executive Officers (other than Mr. Bradley S. Jones, who does not participate in that plan)). Other compensation decisions for executive officers are made by the Chief Executive Officer, Mr. Daniel P. Amos. The Compensation Committee met a total of five times over the past fiscal year.

Compensation Policies and Goals

     The Company's goal is to retain, motivate, and reward management of the Company through its compensation policies and awards, while aligning their interests more closely with those of the Company and its shareholders. With respect to the retention of management, the Company seeks to attract and retain the highest caliber of management by offering, in addition to other intangible non-monetary benefits, total compensation that is comparable to that offered by its competitors. The Company believes that it is also important to provide compensation components that accrue to the benefit of and provide security to its management over the long term, such as pension benefits, to promote the retention of management. To align the interest of management more closely with that of the Company and to motivate and reward individual initiative and effort, the Company seeks to promote performance-based compensation so that contribution to the Company as a whole, as well as the attainment of individual performance goals, is rewarded. Through the use of performance-based plans that reward attainment of division or Company goals, the Company seeks to foster an attitude of teamwork, and the use of tools like equity ownership is important to ensure that the efforts of management are consistent with the objectives of shareholders. Through the use of stock options, the Company seeks to promote increased equity ownership by management in the Company.

Compensation Components

     In 2003, the compensation of the executive officers of the Company consisted of a combination of salary, incentive bonuses, stock options, contributions to or accruals for benefit plans, and participation in various other plans, such as the Company's 401(k) plan, as well as medical and other personal benefits typically offered to executives at large corporations.

Salaries

     In 2003, salaries for executive officers generally were increased at an average rate of 4.5% to reflect both a cost-of-living increase and to recognize the Company's favorable performance in fiscal 2002 (as described below). With respect to Mr. Amos, no change in salary was made, despite the findings of reports prepared in 2003 (collectively, the "Consultant Report") for purposes of compensation evaluation by an independent compensation consultant (the "Consultant") as to the favorable comparative performance of the Company. The Consultant had been retained by the Compensation Committee to evaluate the total compensation of the Company's most highly compensated executives, to critique the Company's executive compensation program in relation to data from other companies and to identify trends in executive compensation. The Consultant Report compared the Company with a peer group of 15 generally successful industry-related companies of relative size (generally one-fifth to three times the Company's revenue size) in the areas of assets and revenues, net income, premium income, earnings per share, return on average equity, return on average assets, and three-year total shareholder return, and found that the Company ranked second in composite performance for 2002, placing the Company in the top quartile. The comparator insurance companies were identified to the Compensation Committee by the Consultant as appropriate comparators to the Company based on company size and the competitive structure within the insurance industry. The peer group includes certain members of the S&P Life and Health Insurance Index, which is one of the indices used in the Company's "Stock Performance Graph" (see page 17), but also includes a broader group of companies, including those historically viewed by the Company as its most direct competitors.

     Despite the Company's superior comparative performance, in light of limits on tax deductibility for executive compensation under Section 162(m) and the desire to emphasize stock compensation in lieu of cash compensation, the Compensation Committee determined that a salary increase for Mr. Amos at this time was not appropriate. Instead, the decision was made to maintain Mr. Amos' salary constant at the level at which it has been since 1996 and to continue the emphasis on long-term equity compensation in his overall compensation through the use of stock option grants (described below) as additional compensation. Mr. Cloninger's salary was increased by 4.5%, Mr. Matsui's salary was increased by 4%, Mr. Lake's salary was increased by 11.1%, each effective January 1, 2003, and Mr. Jones' salary was increased by 66.7%, effective October 1, 2003, upon his promotion to Sr. Vice President, Director of Sales.

Bonuses

     Under the Company's Management Incentive Plan for 2003, target cash bonuses in an amount equal to 15% to 175% of salary, with respect to the Company and its subsidiaries' executive officers generally, and with respect to Mr. Amos, pursuant to his employment agreement, are paid on the basis of the attainment of target annual performance goals for the Company and, generally speaking, personal goals. None of the Named Executive Officers participating in the Plan, however, have personal goals. In the event that specified performance goals are achieved, participants may receive awards above the target amounts. Mr. Amos may earn up to 275% (215%, 171%, and 161.5%, respectively, for Messrs. Cloninger, Matsui, and Lake) of salary as a cash bonus. The establishment of the percentage of salary that such bonus may constitute upon the attainment of target goals was based on the recognition by the

Compensation Committee that the bonus goals are set very aggressively, that such performance-based compensation should account for a substantial proportion of the total compensation for participating executives of the Company, and with respect to Mr. Amos, the limitations on his salary under Section 162(m) which have resulted in an increase in the proportion of his compensation based on performance of the Company.

     The performance goals are established on the basis of recommendations by management, and the awards, if attained, are paid in the following year. With respect to 2003, the Compensation Committee established Company performance goals for executive officers, including the Chief Executive Officer, based on, among other things, operating earnings per share (excluding effects of currency fluctuations), premium income, increases in new sales, operating expense controls, pretax operating earnings, and, in the case of most executive officers other than the Named Executive Officers, personal goals. (In connection with compliance with Section 162(m), the Compensation Committee deemed it appropriate that the bonus components of the Named Executive Officers were based on objective Company performance goals rather than more subjective personal goals.) With respect to Mr. Amos, 43% of the target award was attributed to the earnings-per-share goal, while the other Company performance goals accounted for the remainder of his total possible award in varying increments. With respect to Mr. Cloninger, 46% of his target award was attributed to the earnings-per-share goal with other Company performance goals accounting for the remainder of his total possible award in varying increments. With respect to Messrs. Matsui and Lake, 10% of their target award were attributed to the earnings-per-share goal while other Company performance goals accounted for the remainder of their total possible awards in varying increments. With respect to each Company performance goal, a minimum, target, and maximum performance level is specified, the attainment of which determines the amount paid with respect to each performance goal, except for the earnings-per-share goal, under which benefits are paid at one specified level, but only if target performance is attained or exceeded. The bonus percentage is increased, subject to a specified maximum percentage, or decreased to the extent the Company performance levels vary from target levels. Payment on attainment of any particular performance goal may occur independently of (i.e., is not contingent upon) attainment of any other performance goal. For the year ended December 31, 2003, Messrs. Amos, Cloninger, Matsui, and Lake achieved bonus levels over the target bonus levels but below maximum bonus levels, reflecting the fact that Company performance levels generally exceeded target levels.

     In February 2003, the Compensation Committee approved amendments to the Management Incentive Plan to (i) extend its term through the end of the 2008 fiscal year (provided that payments with respect to all awards granted thereunder before that time will be paid out in accordance with their terms); (ii) modify the definition of "Operating Earnings Per Share" (one of the performance goals upon which entitlement to award payments may be based) to exclude the effect of a change in fair value of the interest rate component of cross-currency swaps; and (iii) make certain other nonmaterial technical changes. The Amended and Restated Management Incentive Plan was approved by shareholders at the 2003 Annual Meeting of Shareholders.

Other Benefits and Actions

     The Company maintains (i) its 1985 and 1997 Plans pursuant to which officers and other employees are or have been granted options to purchase Company stock; (ii) its Retirement Plan for senior officers (the "Retirement Plan"), which provides lifetime retirement and medical benefits to plan participants; (iii) its Executive Deferred Compensation Plan, a non-qualified contributory benefit plan for officers; and (iv) its Supplemental Executive Retirement Plan (the "SERP") for certain key executives of the Company and certain subsidiaries who do not participate in the Retirement Plan, which provides for certain pension benefits in the event of termination (other than for cause), upon death, at or after age 55, or in certain change-in-control situations. In May 2003, the Compensation Committee amended the Company's SERP to provide that a participant would be entitled to a 30% benefit, commencing at age 55, if such participant had 15 years of service and left the Company prior to attaining age 55. Certain Named Executive Officers are participants in the Retirement Plan or in the SERP, but not both. The executive officers of the Company may also participate in the Company's qualified nondiscriminatory 401(k) plan and a qualified noncontributory defined benefit pension plan covering substantially all employees.

     In its evaluation of executive compensation, the Consultant Report recommended that Mr. Amos' salary should remain at the same level as for the preceding year, but that Mr. Daniel Amos should continue receiving stock options at a level which will deliver total direct compensation at or above the 75th percentile. The Consultant Report also noted that, even though the Company's performance was superior when compared with the comparison group, total direct compensation for the Company's highest paid executives is generally below the 50th percentile for the peer companies. To address this and on the recommendation of the Consultant Report, in 2003 the Compensation Committee approved option grants exercisable for a total of 1,288,172 shares of Common Stock under the 1997 Plan to certain officers in the U.S. and employees of AFLAC Japan, including two option grants exercisable for a total of 988,692 shares to Mr. Amos. Grants exercisable for 100,000, 83,960, and 28,000 shares were also made to Messrs. Cloninger, Lake, and Jones, respectively. All option grants were made with an exercise price equal to fair market value on the dates of grant. The award to Mr. Amos reflects the Compensation Committee's decision to shift a greater portion of his compensation to long-term stock-based compensation as well as (a) the Company's comparative superior performance in 2002, (b) the Compensation Committee's decision not to increase Mr. Amos' salary in 2003, (c) the fact that compensation in the form of stock options contains a higher level of risk to the executive (compared with a cash salary increase), and (d) the Consultant Report finding that the total direct compensation levels for Mr. Amos should be at or above the 75th percentile for compensation for peer companies, in keeping with the Company's performance success.

     The Compensation Committee believes that the executive compensation policies serve the best interests of the shareholders and the Company. The bonus and stock option components of compensation for Company executives are intended to be directly related to and commensurate with the Company's performance.

     In connection with making decisions on executive compensation, the Compensation Committee will take into account, as one of the factors which it considers, the provisions of Section 162(m), which limits the deductibility by the Company for federal income tax purposes of certain categories of compensation in excess of $1,000,000 paid to certain executive officers. The Compensation Committee may determine to authorize compensation arrangements that exceed the $1,000,000 deductibility cap imposed by Section 162(m). In this connection, the 1985 Plan, the 1997 Plan, and the Management Incentive Plan presently conform to the requirements of Section 162(m) so that stock option grants and Management Incentive Plan awards are performance-based and not subject to the deduction limitation contained in Section 162(m).

Compensation Committee

Governor Joe Frank Harris, Chairman
Robert B. Johnson
Glenn Vaughn Jr.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long-Term Compensation Awards
					Awards		Payouts
				Other	Restricted	Securities
Name and				Annual	Stock	Underlying	LTIP	All Other
Principal Position	Year	Salary	Bonus	Compensation	Award(s)	Options	Payouts	Compensation
		($)	($) (1)	($) (2)	($)	(#)	($)	($) (3)

Daniel P. Amos	2003	995,000	2,170,593	141,755	-0-	988,692	-0-	7,242
Chairman and CEO	2002	995,000	2,759,633	144,822	-0-	918,745	-0-	6,742
	2001	995,000	1,481,754	158,184	-0-	842,100	-0-	6,342

Kriss Cloninger III	2003	715,825	1,222,630	77,262	-0-	100,000	-0-	8,322
President and CFO	2002	685,000	1,476,860	-	-0-	150,000	-0-	8,322
Treasurer	2001	608,333	692,623	57,818	-0-	182,000	-0-	6,342

Hidefumi Matsui	2003	502,285	899,042	-0-	-0-	-0-	-0-	8,633
Chairman, AFLAC	2002	453,331	854,782	-0-	-0-	50,000	-0-	8,095
Japan	2001	447,334	346,559	-0-	-0-	-0-	-0-	6,352

Charles D. Lake II	2003	333,333	520,625	-0-	-0-	83,960	-0-	1,008,178
President,	2002	300,000	427,035	-0-	-0-	-0-	-0-	7,200
AFLAC Japan	2001	257,000	127,151	-0-	-0-	25,000	-0-	6,503

Bradley S. Jones	2003	174,856	678,980	-	-0-	28,000	-0-	6,450
Senior Vice President,	2002	150,000	667,904	-0-	-0-	5,000	-0-	5,800
Director of Sales	2001	150,000	570,203	-	-0-	-0-	-0-	5,400

(1) Includes for all Named Executive Officers, other than Mr. Bradley S. Jones, cash bonuses paid in 2002, 2003, and 2004 under the Management
      Incentive Plan. Includes as to Mr. Bradley S. Jones, sales bonus for services rendered during 2003, 2002, and 2001. The bonus for Mr. Jones is calculated based on the increase in inforce premium and new annualized premium sales in the United States.

(2) Includes financial consulting services of $91,444, $80,878, and $73,455 in 2003, 2002, and 2001 for Mr. Daniel P. Amos. Includes Board and
      Committee fees of $9,467 in 2001 for Mr. Daniel P. Amos. Effective with the 2001 Annual Meeting, Directors who are also officers of the
      Company are not compensated for Board service. Includes aircraft expenses of $68,817, and $41,003 in 2003 and 2001 for Mr. Kriss
      Cloninger III.

(3) Includes premiums paid in 2003 for term life insurance in the amount of $1,242, $2,322, $8,632, $2,178, and $450 for Mr. Daniel P. Amos,
      Mr. Kriss Cloninger III, Mr. Hidefumi Matsui, Mr. Charles D. Lake II, and Mr. Bradley S. Jones, respectively, and Company-matching contributions to the 401(k) retirement plan in the amount of $6,000 each for Mr. Daniel P. Amos, Mr. Kriss Cloninger III, Mr. Charles D. Lake
      II, and Mr. Bradley S. Jones. For Mr. Charles D. Lake II, includes an allocation of $1,000,000 in 2003 to a deferred compensation account in which Mr. Lake vests 20% per year commencing December 31, 2003. Includes premiums paid in 2002 for term life insurance in the amount of
      $1,242, $2,322, $8,095, $1,700, and $300 for Mr. Daniel P. Amos, Mr. Kriss Cloninger III, Mr. Hidefumi Matsui, Mr. Charles D. Lake II, and
      Mr. Bradley S. Jones, respectively, and Company-matching contributions to the 401(k) retirement plan in the amount of $5,500 each for
      Mr. Daniel P. Amos, Mr. Charles D. Lake II, Mr. Bradley S. Jones, and $6,000 for Mr. Kriss Cloninger III. Includes premiums paid in 2001 for term life insurance in the amount of $1,242, $1,242, $6,352, $1,403, and $300 for Mr. Daniel P. Amos, Mr. Kriss Cloninger III, Mr. Hidefumi
      Matsui, Mr. Charles D. Lake II, and Mr. Bradley S. Jones, respectively, and Company-matching contributions to the 401(k) retirement plan in the amount of $5,100 for each of Mr. Daniel P. Amos, Mr. Kriss Cloninger III, Mr. Charles D. Lake II, and Mr. Bradley S. Jones. Prior to
      being employed in January 2000, Mr. Bradley S. Jones was associated with AFLAC on a commission-only basis and is entitled to vested renewal commissions on insurance policies previously sold. Mr. Jones received $143,288, $151,665, and $207,432, not included above, for the years 2003, 2002, and 2001, respectively.

STOCK PERFORMANCE GRAPH

     The following graph compares the five-year performance of the Company's Common Stock to the Standard & Poor's 500 Index (S&P 500), and the Standard & Poor's Life and Health Insurance Index (S&P Life and Health). The Standard & Poor's Life and Health Insurance Index includes: AFLAC Incorporated, Jefferson-Pilot Corporation, John Hancock Financial Services, Inc., Lincoln National Corporation, Metlife Inc., Prudential Financial, Inc., Torchmark Corporation, and UnumProvident Corporation. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1998, and that all dividends were reinvested.

Performance Graph Index
DECEMBER 31

	1998	1999	2000	2001	2002	2003
AFLAC Incorporated	100	108	167	114	141	171
S&P 500	100	121	110	97	76	97
S&P Life and Health	100	86	98	90	76	96

  (All performance data provided by Research Data Group, Inc., San Francisco, CA 94107)

RETIREMENT PLANS FOR KEY EXECUTIVES

     Participants in the Retirement Plan receive full compensation for the first 12 months after retirement. Thereafter, the participants may elect to receive annual lifetime retirement benefits equal to 60% of their final compensation, or 54% of such compensation with 1/2 of such amount to be paid to their spouses for a specified period after death of the participant. Final compensation is deemed to be the higher of (i) the compensation paid during the last 12 months of active employment with the Company, or (ii) the highest compensation received in any calendar year of the last three years preceding the date of retirement. Compensation under this plan is defined to be base salary plus bonus. All benefits are subject to annual cost-of-living increases as the Compensation Committee may approve. Retired participants and their spouses are also entitled to receive full medical expense benefits for their lifetimes. The benefits payable under the plan are not subject to Social Security or defined benefit pension plan offsets.

     Generally, no benefits are payable until the participant accumulates 10 years credited service at age 60 or 20 years credited service. Reduced benefits may be paid to a participant who retires (other than for disability) before age 65 with less than 20 years credited service.

     Mr. Daniel P. Amos is covered by this plan and has 30 years credited service.

Retirement Plan for Senior Officers Table
(all $ in thousands)
Years of Service
	_________________________________________________________________________________

Compensation	20	25	30	35

$500	$ 300	$ 300	$ 300	$ 300
1,000	600	600	600	600
1,500	900	900	900	900
2,000	1,200	1,200	1,200	1,200
2,500	1,500	1,500	1,500	1,500
3,000	1,800	1,800	1,800	1, 800
3,500	2,100	2,100	2,100	2,100
4,000	2,400	2,400	2,400	2,400

     The Company maintains the SERP for certain key executives of the Company and its subsidiaries who do not participate in the Retirement Plan. Participation in the SERP is limited to key employees of the Company (and its subsidiaries) designated by the Board of Directors of the Company from time to time. Participants generally must be employed with the Company or a subsidiary at age 55, and with respect to participants who began participating in the SERP after August 11, 1992, must also complete at least 15 years of employment with the Company or a subsidiary and participate in the SERP for at least 5 years to be eligible to receive benefits under the SERP. In the case of certain participants who terminate employment before age 55 but who continue to provide services to the Company pursuant to a consulting agreement, the Chief Executive Officer may, in his or her discretion, cause service during such consulting period to be credited for benefits eligibility (but not benefit accrual) purposes. The SERP includes a three-tiered benefit formula that provides for a 40% benefit upon retirement between the ages of 55 and 59, a 50% benefit upon retirement between the ages of 60 and 64, and a 60% benefit upon retirement for ages 65 and over. The benefit formula computes benefits using the average of annual compensation for the three consecutive calendar years out of the final 10 consecutive calendar years of employment that yields the highest average. Average compensation is calculated using "Annual Compensation," which is defined to include both base salary and bonuses for a calendar year. Under the terms of the plan, all benefit calculations are subject to offset for amounts paid under the Company's qualified defined benefit pension plan.

     Benefits are generally payable in the form of an annuity for the life of the participant. However, a participant may elect a joint and survivor annuity pursuant to which he or she will receive reduced benefits during his or her lifetime and, after his or her death, his or her surviving spouse will receive a monthly benefit equal to 50% of the amount that had been paid to the participant. No benefits are payable to a participant whose employment is terminated before age 55, except as previously described and for certain terminations following a "change in control." If a participant dies after age 55 but before benefits are paid under the plan, his or her spouse will receive a death benefit equal to 50% of the benefits that the participant would have been entitled to receive had he or she retired on the day preceding the date of his or her death. If a participant's employment is terminated for "cause," he or she immediately forfeits all rights and entitlements under the plan. The benefits payable under the plan are not subject to Social Security offset. See "Employment Agreements and Termination of Employment Arrangements" for additional information regarding the SERP.

     Mr. Kriss Cloninger III participates in the SERP. The estimated annual benefit payable upon a retirement age of 57 for Mr. Cloninger is $614,811.

DEFINED BENEFIT PENSION PLAN

     The Company has a tax-qualified noncontributory defined benefit pension plan covering substantially all U.S. employees who satisfy the eligibility requirements. Benefits are calculated in accordance with the following formula: l% of average monthly compensation times years of credited service not in excess of 25 years, plus .5% of average monthly compensation times years of credited service in excess of 25 years. Participants are eligible to receive normal retirement benefits upon attaining their normal retirement age of 65. Participants with 15 years of credited service are eligible to receive reduced normal retirement benefits upon reaching their early retirement age of 55. A participant can be eligible for full normal retirement benefits when the participant's years of credited service plus attained age equals or exceeds 80. For purposes of the plan, average monthly compensation is deemed to be the participant's highest average compensation during any 5 consecutive years of service within the 10 consecutive plan years of service immediately preceding retirement. Compensation generally means salaries and annual incentive bonuses. The benefits payable under the plan as amended and restated are not subject to adjustment for Social Security benefits or other offsets. The benefits payable under the plan may be paid monthly over the life of the participant (with joint and survivor options available at reduced rates). The maximum retirement benefit is limited in accordance with Section 415 of the Code to $160,000 for 2003 ($165,000 for 2004). The maximum compensation that may be taken into account in the calculation of retirement benefits is limited in accordance with Section 401(a)(17) of the Code to $200,000 for 2003 ($205,000 for 2004). These limitation amounts for future years will be indexed for cost-of-living adjustments, but only increase when a new $5,000 increment is reached. The following table reflects annual benefits as determined by the above formula.

	Defined Benefit Pension Plan Table

	Years of Service

Compensation	15	20	25	30	35

$ 25,000	$ 3,750	$ 5,000	$ 6,250	$ 6,875	$ 7,500
50,000	7,500	10,000	12,500	13,750	15,000
75,000	11,250	15,000	18,750	20,625	22,500
100,000	15,000	20,000	25,000	27,500	30,000
125,000	18,750	25,000	31,250	34,375	37,500
150,000	22,500	30,000	37,500	41,250	45,000
175,000	26,250	35,000	43,750	48,125	52,500
200,000	30,000	40,000	50,000	55,000	60,000

     Mr. Daniel P. Amos, Mr. Kriss Cloninger III, Mr. Charles D. Lake II, and Mr. Bradley S. Jones have 30 years, 12 years, 5 years, and 4 years, respectively, of credited service in the plan.

     Mr. Matsui has waived his rights to participate in the Company's pension plans.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     On August 1, 1993, the Company entered into an employment agreement with Mr. Daniel P. Amos which provided for a three-year term commencing August 1, 1993, with automatic extensions of one-year periods to the term of the agreement occurring on an annual basis beginning August 1, 1994, unless written notice of termination is given prior to such annual extensions. Mr. Amos' annual base salary in 2003 was $995,000. Pursuant to the employment agreement, his base salary shall be increased annually as determined by the Compensation Committee.

     The agreement provides that Mr. Amos (referred to hereafter as the "Executive") will continue to participate in the Management Incentive Plan, the Retirement Plan, and the 1997 Plan, and will participate in all other fringe benefit plans applicable to employees generally or provided to senior executives of the Company, but not the SERP. The Executive may receive other benefits as determined from time to time by the Compensation Committee.

     Pursuant to the agreement, the Company remains obligated to continue compensation and benefits to the Executive for the scheduled term of the agreement if the employment of the Executive is terminated by the Company without "good cause." If the Executive's employment is terminated by the Company for "good cause," or by the Executive without "good reason," the Company is generally obligated to pay compensation and benefits only to the date of termination (except that the Executive is entitled to benefits under the Retirement Plan if the termination is not for "good cause"). "Good cause" generally means (i) the willful failure by the Executive to substantially perform his management duties for more than 60 days, (ii) intentional conduct by the Executive causing substantial injury to the Company, or (iii) the conviction or plea of guilty by the Executive of a felony crime involving moral turpitude. "Good reason" is defined to include a breach of the agreement, a diminution or change in the Executive's title, duties or authority, or a relocation of the Company's principal offices. Upon voluntary termination without "good reason" or termination by the Company for "good cause," the Executive is prohibited for a two-year period from directly or indirectly competing with the Company.

     The agreement provides that compensation and benefits continue for certain specified periods in the event that the Executive becomes totally disabled. Upon the death of the Executive, his estate is to be paid an amount, payable over a three-year period, equal to the Executive's base salary and any bonus actually paid during the last three years of his life.

     Upon a "change in control" of the Company, the agreement is extended for an additional three-year period. If, following a change in control, the Executive's employment with the Company is terminated by the Company without "good cause," or by the Executive for "good reason," the Company must pay to the Executive, among other payments but in lieu of any further salary payments subsequent to the date of termination, a lump-sum severance payment equal to three times the sum of the Executive's base salary and bonus under the Management Incentive Plan (as paid during periods specified in the agreement).

     A "change in control" is generally deemed to occur when (i) a person or group acquires beneficial ownership of 30% or more of the Common Stock; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority of the Board; or (iii) the shareholders approve a liquidation or sale of substantially all of the assets of the Company or certain merger and consolidation transactions.

     Pursuant to an employment agreement between the Company and Mr. Kriss Cloninger III, as amended, Mr. Cloninger is employed as President and Chief Financial Officer of the Company. The term of the agreement is subject to automatic two-year extensions on an annual basis beginning March 16, 1994, unless written notice that such extension will not occur is given prior to such annual date by either party. Mr. Cloninger's annual base salary in 2003 was $715,825. His employment agreement provides that his base salary shall be increased annually during the term of the agreement and any extensions thereof, as determined by the Compensation Committee. The Company shall also pay Mr. Cloninger, as performance bonus compensation, an amount each year under the Company's Management Incentive Plan.

     Mr. Cloninger will be eligible to participate in all fringe benefit programs applicable to employees generally, and shall receive such other "fringe" or employee benefits (including awards of stock options) as are provided to key executive employees of the Company and that are appropriate to his responsibilities as President and Chief Financial Officer.

     Other material terms of Mr. Cloninger's employment agreement relating to termination, disability, death, and changes in control of the Company are substantially similar to such provisions in Mr. Daniel P. Amos' employment agreement, as described above.

     Mr. Kriss Cloninger III is a participant in the SERP. Under the plan, as amended, in the event that a participant's employment with the Company is terminated within two years of a "change in control" of the Company other than for death, disability or cause, or a participant terminates his employment during such period for "good reason," the participant becomes 100% vested in his retirement benefits and is entitled to receive a lump-sum amount equal to the actuarial equivalent of the annual retirement benefit to which he would have been entitled had he remained in the employ of the Company until (i) age 55 (in the case of a participant who is not yet 55); (ii) age 60 (in the case of a participant who is at least 55, but not yet 60); or (iii) age 65 (in the case of a participant who is at least 60, but not yet 65), as the case may be. A "change in control" shall generally occur under the same circumstances described as a "change in control" in Mr. Daniel P. Amos' employment agreement. "Cause" shall mean generally (i) the participant's willful failure to substantially perform his duties with the Company (other than that resulting from illness or after a participant gives notice of termination of employment for "good reason") after a written demand for substantial performance is delivered to the participant by the Board or (ii) the willful engaging by the participant in materially injurious conduct to the Company. "Good reason" is defined to include various adverse changes in employment status, duties and/or compensation and benefits following a "change in control." Benefits may be reduced to the extent that they are not deductible by the Company for income tax purposes.

     Mr. Hidefumi Matsui, Chairman of AFLAC Japan, also has an employment agreement. Mr. Matsui's annual base salary in 2003 was $502,285. Mr. Matsui is eligible for a short-term management incentive bonus with a target amount of at least 35% of his base salary. Pursuant to the agreement, Mr. Matsui will be considered for salary increases in the same manner and time as the senior executive officers of AFLAC. Mr. Matsui also participates in the Company's 1997 Stock Option Plan in the same manner as most AFLAC senior officers and Directors.

     Mr. Matsui is eligible for retirement benefits as follows: at age 65, mandatory retirement at 65% of base salary on the day before retirement; from age 55 to age 65, voluntary retirement at 50% of base salary on the day before retirement. All retirement benefits paid above shall be subject to annual cost-of-living type increases proportionate to any such compensation increases granted each year to the most senior officers of AFLAC Japan, or, at the option of AFLAC, by any alternate reasonable index of cost-of-living increases. Mr. Matsui has agreed not to engage in any activity competitive with AFLAC while any benefits (including retirement benefits) are being paid to him by AFLAC.

     Pursuant to an employment agreement between the Company and Mr. Charles D. Lake II, Mr. Lake is employed as President of AFLAC Japan. The term of the agreement beginning January 1, 2002, shall continue until December 31, 2007, unless extended or sooner terminated. Mr. Lake's annual base salary in 2003 was $333,333. His employment agreement provides that his base salary may be increased annually during the term of the agreement and any extensions thereof. Mr. Lake is also eligible to participate in the Company's Management Incentive Plan. Pursuant to his employment agreement, Mr. Lake was granted options under the Company's Stock Option Plan. (see page 22)

     The Company has provided Mr. Lake with a deferred compensation arrangement (which is in lieu of participation in the Company's SERP or AFLAC Japan's retirement program.) In 2003, the Company allocated $1,000,000 to a deferred compensation account which vests at 20% per year, commencing December 31, 2003 with the remainder vesting each December 31.

     Mr. Lake is eligible to participate in all fringe benefit programs applicable to employees generally, and receives such other "fringe" or employee benefits (including awards of stock options) as are provided to key executive employees of the Company and that are appropriate to his responsibilities as President of AFLAC Japan.

     Other material terms of Mr. Lake's employment agreement relating to termination, disability, death, and changes in control of the Company are substantially similar to such provisions in Mr. Daniel P. Amos' employment agreement, as described above.

OPTION GRANTS IN 2003
Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)

Name	Number of Securities Underlying Options Granted (#)	Percent of Options Granted to Employees in 2003	Exercise or Base Price ($/Sh)	Expiration Date	5%($)	10%($)

Stock Appreciation for All Shareholders (1)	N/A	N/A	N/A	N/A	13,005,225,070	32,962,575,559

Daniel P. Amos, CEO (2)	663,692	28.6	31.4650	02/11/13	22,887,419	48,817,865
	325,000	14.0	31.7050	08/12/13	11,129,625	23,827,375
Kriss Cloninger III (2)	100,000	4.3	31.4650	02/11/13	3,448,500	7,355,500
Hidefumi Matsui (2)	-0-
Charles D. Lake II (2)	83,960	3.6	31.4650	02/11/13	2,895,361	6,175,678
Bradley S. Jones (2)	3,000.1		31.7050	08/12/13	102,735	219,945
	25,000	1.1	32.8000	10/01/13	828,750	1,805,500
(1)

The assumed annual rates of stock price appreciation (shown at the assumed rates of 5% and 10% for the option term of 10 years, as required by the SEC), are compounded annually and therefore are shown at the compound appreciation rates of 63% and 159%, respectively.

(2)

Option grants for Daniel P. Amos, Kriss Cloninger III, and Bradley S. Jones, vest at the end of a three-year period from the option grant date. Option grants for Charles D. Lake II vested 20% on December 31, 2003 and will vest an additional 20% in each of the next 4 calendar years.

AGGREGATED OPTION EXERCISES IN 2003
AND OPTION VALUES AS OF DECEMBER 31, 2003
			Number of Securities Underlying Unexercised Options at 12-31-03(#)		Value of Unexercised In-the-Money Options at 12-31-03($)
Name	Shares Acquired on Exercise(#)	Value Realized ($)	__________ Exercisable	___________ Unexercisable	__________ Exercisable	____________ Unexercisable

Daniel P. Amos, CEO	640,416	15,887,753	3,085,648	2,749,537	57,686,070	19,290,364
Kriss Cloninger III	-0-	-0-	682,112	432,000	14,848,266	3,125,025
Hidefumi Matsui	250,000	6,407,709	450,000	50,000	9,611,975	280,250
Charles D. Lake II	-0-	-0-	91,792	92,168	1,084,702	496,322
Bradley S. Jones	-0-	-0-	15,000	33,000	211,293	160,575

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2003, the members of the Company's Compensation Committee were Governor Joe Frank Harris (Chairman), Robert B. Johnson and Glenn Vaughn Jr. In 2003, $133,782 was paid by AFLAC to Joe Frank Harris Jr., the son of Joe Frank Harris. This amount was earned as renewal and first-year commissions before expenses. Joe Frank Harris Jr. serves as a Georgia District Sales Coordinator. District Sales Coordinators are not salaried employees but are compensated on a commission basis and are required to pay their own expenses. The compensation arrangement with Joe Frank Harris Jr. is the same as with other District Sales Coordinators.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Information is provided with respect to executive officers, Directors, Director nominees and/or members of their immediate families who were indebted to the Company or its subsidiaries, at any time since January 1, 2003, in excess of $60,000, as follows:

Name	Largest Aggregate Amount Outstanding Since January 1, 2003 ($)	Nature of Indebtedness (2)	Rate of Interest	Amount Outstanding as of January 31, 2004 ($)

Kermitt Cox (1)	15,338	Stock Option Note	4.71%	-0-
	119,029	Stock Option Note	4.50%	92,085

(1)	Kermitt Cox was an executive officer of the Company during 2003.
(2)	Collateralized notes accepted by the Company in payment of stock options exercised.

     John Shelby Amos II, a Director of the Company, has been associated with AFLAC since 1973 and presently serves as Alabama/West Florida State Sales Coordinator. In 2003, he earned renewal and first-year commissions before expenses of $2,517,838. In 2003, $251,315 was paid by AFLAC to Paul S. Amos II, the son of Daniel P. Amos. This amount was earned as renewal and first-year commissions before expenses. Paul S. Amos II serves as North Georgia Co-State Sales Coordinator. In 2003, $190,817 was paid by AFLAC to a corporation of which Maria Theresa Amos Land, the sister of John Shelby Amos II, is the sole shareholder. This amount was earned as renewal commissions before expenses by W. Donald Land, the deceased husband of Maria Theresa Amos Land, who served as Florida State Sales Coordinator with AFLAC from 1975 until May 1990. In 2003, $169,407 was paid by AFLAC to John William Amos, the son of John Shelby Amos II. This amount was earned as renewal and first-year commissions before expenses. John William Amos serves as an Alabama District Sales Coordinator. In 2003, $133,782 was paid by AFLAC to Joe Frank Harris Jr., the son of Joe Frank Harris. This amount was earned as renewal and first-year commissions before expenses. Joe Frank Harris Jr. serves as a Georgia District Sales Coordinator.

     State Sales Coordinators are not salaried employees but are compensated on a commission basis and are required to pay their own expenses, including travel, office expenses, incentives for District and Regional Sales Coordinators and Associates in their states, and recruiting and training costs. The compensation arrangements with John Shelby Amos II, Paul S. Amos II and W. Donald Land were similar, when contracted, to those of other State Sales Coordinators. District Sales Coordinators are not salaried employees but are compensated on a commission basis and are required to pay their own expenses. The compensation arrangement with John William Amos and Joe Frank Harris Jr. is the same as with other District Sales Coordinators.

2. PROPOSAL TO APPROVE THE 2004 AFLAC INCORPORATED
LONG-TERM INCENTIVE PLAN

     On February 10, 2004, the Board of Directors adopted a new equity incentive plan, the 2004 AFLAC Incorporated Long-Term Incentive Plan (the "Plan"), subject to shareholder approval.

     The Plan is intended to supplement the Company's existing equity incentive plan, the 1997 Plan. Unlike the 1997 Plan, which provides only for stock option grants, the new Plan would provide for stock options, restricted stock, restricted stock units, and stock-settled stock appreciation rights (all as more fully described below). In addition, the new Plan would permit all award types to incorporate performance-based vesting. The Company anticipates that, in addition to equity awards under the new Plan, stock options will be awarded from time to time in the future under the terms of the 1997 Plan from shares remaining available for issuance under the 1997 Plan.

     The Plan is intended to promote the interests of the Company and its shareholders by providing officers and other employees of the Company or its affiliates with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company or its affiliates and to acquire a proprietary interest in the long-term success of the Company; to compensate the Company's Non-employee Directors and provide incentives to such Non-employee Directors that are directly linked to increases in stock value; and to reward the performance of individual officers, other employees and Non-employee Directors in fulfilling their personal responsibilities for long-range achievements.

     The Plan is intended to qualify for the performance-based compensation exception from the deduction limitation of Section 162(m) of the Code. Among the requirements for satisfying that exception are that an equity-based incentive plan contain, and shareholders approve, (i) a maximum number of shares that may be awarded to eligible employees during specified periods stated in the plan and (ii) performance criteria which must be satisfied as a condition to the vesting of awards granted to certain employees of the Company.

     The Company is seeking shareholder approval of the Plan (i) to satisfy certain listing standards established by the NYSE, (ii) so that the Company may use the Plan to grant incentive stock options (options that enjoy certain favorable tax treatment under Section 421 of the Code), and (iii) as explained above, to enhance the Company's ability to grant awards that qualify for the performance-based exception to the federal income tax deduction limits that otherwise might apply under Section 162(m) of the Code.

Description of Principal Features of the Plan

     The following is a brief description of the principal features of the Plan. It does not purport to be complete and is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit B.

Administration

     The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). To the extent necessary to satisfy applicable legal requirements, each member of the Committee will be a "Non-employee Director" (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act) and an "Outside Director" (within the meaning of Section 162(m) of the Code).

     The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant awards; to determine the persons to whom and the time or times at which awards shall be granted; to determine the type and number of awards to be granted, the number of shares of Common Stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award; to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any award; to prescribe, amend and rescind rules and regulations relating to the Plan, including without limitation, rules and regulations relating to leaves of absence and changes from an employee to a service provider or consultant and vice versa; to determine the terms and provisions of agreements under awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided that no action of the Committee shall have the effect of lowering the exercise or grant price of an option or stock appreciation right after it is granted unless the shareholders of the Company approve such action.

     The Committee may, in its sole discretion, without amendment to the Plan, in the event of a participant's death, disability or retirement, (i) relax or waive any service-based (but not performance-based) condition to the exercise of any option or stock appreciation right granted to the participant, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option or stock appreciation right, and (ii) relax or waive any service-based (but not performance-based) condition to the vesting of any restricted stock or restricted stock unit granted to the participant or otherwise adjust any of the terms applicable to any such award.

     The Committee may delegate all, or any part, of its administrative power where consistent with applicable securities and tax law requirements.

Shares Authorized

     The Company has reserved 25,000,000 shares of Common Stock for issuance under the Plan. No individual may be granted awards under the Plan in any calendar year covering more than 1,500,000 shares. In addition, the number of shares with respect to which awards other than options or stock appreciation rights may be granted may not exceed 12,000,000.

     If an award granted under the Plan expires or is terminated, the shares of Common Stock underlying the award will again be available under the Plan. In addition, to the extent shares of Common Stock are used to exercise any award (as described below), an equal number of shares will remain available for issuance under the Plan. In the event of any change in the Company's capitalization or in the event of a corporate transaction such as a merger, consolidation, separation or similar event, the Plan provides for appropriate adjustments in the number and class of shares of stock available for issuance or grant and in the number and/or price of shares subject to awards.

Eligibility

     Awards may be granted under the Plan to employees of the Company or its affiliates, as selected by the Committee in its sole discretion, and Non-employee Directors of the Company. For purposes of the foregoing, employees shall include prospective employees to whom awards are granted in connection with an offer of future employment with the Company or its affiliates.

Types of Awards

     The Committee may grant four types of awards under the Plan: (i) options (including incentive stock options within the meaning of Section 422 of the Code and nonqualified options that do not qualify as incentive stock options), (ii) restricted stock, (iii) restricted stock units, and (iv) stock appreciation rights. Each award will be evidenced by an agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan.

Stock Options

     Options entitle the holder to purchase shares of Common Stock during a specified period at a purchase price specified by the Committee (but not less than the fair market value of the Common Stock on the day the option is granted). Each option granted under the Plan will be exercisable for a period of 10 years from the date of grant, or such lesser period as the Committee shall determine. Options may be exercised in whole or in part, generally in amounts of 100 shares or more, by the payment in cash of the full option price of the shares purchased, by tendering shares of Common Stock with a fair market value equal to the option price of the shares purchased, or by other methods approved by the Committee. Options that are exercisable as of the date of a participant's termination of service with the Company (for any reason other than "Cause," as defined in the Plan) may be exercised after such date for the period set forth in the option agreement or as otherwise determined by the Committee. Unless otherwise provided in the applicable option agreement, options held by a participant upon termination from the Company's service for Cause shall immediately expire (whether or not then exercisable). The Committee has discretion to vary any of the rules set forth above concerning options.

Restricted Stock

     A restricted stock award consists of a grant of a share of Common Stock that is subject to a risk of forfeiture. For each share of restricted stock, the price to be paid by a participant and the date of, and any conditions to, vesting shall be determined by the Committee in its discretion (except that awards of restricted stock to employees subject to Section 16(b) of the Exchange Act must be subject to both performance vesting criteria and employment tenure requirements, the terms of which shall be determined by the Committee). Unless the Committee determines otherwise, a holder of restricted stock may not transfer such shares prior to vesting. A holder of restricted stock may vote such shares and may receive all dividends on such shares (provided that the Committee may determine that dividends on such shares shall be held in escrow until the restrictions on the underlying shares lapse). Upon termination of employment with the Company, a holder of restricted stock may, and if the termination is for Cause shall, be required to transfer to the Company such restricted stock together with any dividends paid thereon.

Restricted Stock Units

     A restricted stock unit award entitles the holder to receive one (1) share of the Company's Common Stock within 30 days following the vesting date. For each restricted stock unit, the date of, and any conditions to, vesting shall be determined by the Committee in its discretion (except that awards of restricted stock units to employees subject to Section 16(b) of the Exchange Act must be subject to both performance vesting criteria and employment tenure requirements, the terms of which shall be determined by the Committee). Upon the grant of a dividend with respect to Common Stock, each restricted stock unit shall be credited with dividend equivalents that shall be converted into additional restricted stock units with a value equal to the amount of the underlying dividend. Upon termination of a participant's employment with the Company for any reason, all restricted stock units held by the participant that have not yet vested shall be forfeited unless the Committee has provided otherwise in an applicable award agreement.

Stock Appreciation Rights ("SARs")

     An SAR entitles the participant, upon exercise, to shares of Common Stock with a fair market value equal to the excess of the fair market value of a share of Common Stock over the grant price of the SAR. The grant price of each SAR will be the fair market value of a share of Common Stock on the date of the grant. An SAR shall become exercisable only upon such terms and conditions as shall be determined by the Committee in its discretion. The Committee shall determine the term of an SAR, provided it shall not exceed 10 years.

Non-employee Directors Awards

     No awards shall be provided to Non-employee Directors under the Plan other than as described below. Awards to a Non-employee Director under the Plan shall generally be made on the same terms and conditions as apply to awards to employees under the Plan, except that the functions otherwise reserved to the Committee under the Plan shall be exercised by the Board of Directors (exclusive of the affected Non-employee Director).

     Each person who first becomes a Non-employee Director on or after the date of shareholder approval of the Plan will be granted on such date either an option, a stock appreciation right, restricted stock or a combination thereof, in any event having a value as of the date of grant (as reasonably determined in good faith by the Board of Directors (exclusive of the affected Non-employee Directors) or its designee) not in excess of the value of an option covering an aggregate of 10,000 shares of Company stock (subject to adjustment as described above upon changes in capitalization or other corporate events); provided, however, that no such award shall be granted to a Director who previously did not qualify as a Non-employee Director but subsequently becomes a Non-employee Director solely as a result of the termination of his or her status as an employee of the Company or its affiliates. Thereafter, each Non-employee Director (including any Director who previously did not qualify as a Non-employee Director but who subsequently becomes a Non-employee Director) may be granted an option, stock appreciation rights, restricted stock, or a combination thereof from time to time (but in the case of any Non-employee Director who was granted an award pursuant to the preceding sentence, not earlier than the first fiscal year of the Company following the fiscal year of the Company in which such award was made pursuant to the preceding sentence) with a value (as determined in accordance with the preceding sentence) not exceeding that of an option covering such number of shares of Common Stock as may be determined in the sole discretion of the Board of Directors (exclusive of the Non-employee Director to whom the award is granted) but in any event not exceeding during any fiscal year of the Company 50% of the number of shares subject to an award under the preceding sentence.

     The Board of Directors (exclusive of any affected Non-employee Director) also may provide that all or a portion of a Non-employee Director's annual retainer and/or meeting fees shall be payable in the form of an award under the Plan, provided that any such award shall have a value as of the date of grant (as reasonably determined in good faith by the Board of Directors (exclusive of the affected Non-employee Director) or its designee) not in excess of the annual retainer and/or meeting fee in respect of which it is made.

Change in Control

     Unless the applicable award agreement provides otherwise or the Committee in its discretion determines otherwise, in the event of a Change in Control (as defined in the Plan): (i) any award that was not previously exercisable and vested shall become fully exercisable and vested, and (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any other award granted under the Plan shall lapse and such awards shall be deemed fully vested, and any performance goals imposed with respect to awards shall be deemed to be fully achieved.

Special Vesting Rules

     The Committee in its sole discretion may condition the vesting or exercisability of any award granted under the Plan on the attainment of performance goals that are pre-established by the Committee and that are based, for any period specified by the Committee in its discretion, on one or more of the following criteria: (i) attainment of an amount of consolidated net earnings, (ii) attainment of a percentage of return on equity, (iii) attainment of amounts of operating earnings per share of the Company, excluding all or a portion of the effect of translating foreign currency of business segments to U.S. dollars for financial reporting purposes, (iv) increases in the market price of Common Stock or levels of total return to shareholders of the Company, or (v) attainment of goals established based on the financial performance of the Company or individual subsidiaries or business segments of the Company relating to increases in premium income, investment income, total revenues, operating expenses, pretax operating earnings, premiums in force, number of policies in force, new sales and policy conversions (i.e., issuance of current policy contracts to existing policyholders in exchange for surrender of policies issued in prior years). In addition, the performance goals may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. Performance goals may include a threshold level of performance below which no award will be earned, levels of performance at which an award will become partially earned and a level at which an award will be fully earned.

     To the extent required to qualify payment under an award as performance-based compensation within the meaning of Section 162(m) of the Code, awards whose vesting or exercise is conditioned on the attainment of performance measures shall become vested or exercisable (as the case may be) only after the attainment of such performance measures has been certified by the Committee. Whether or not an award is intended to constitute performance-based compensation within the meaning of Section 162(m), the Committee shall have the authority to make appropriate adjustments in performance goals under the award to reflect the impact of extraordinary items not reflected in such goals.

     In addition, notwithstanding any other provision of the Plan, awards other than options and stock appreciation rights shall vest (i.e., become nonforfeitable) over a minimum period of three years; provided that (i) in the event of a Change in Control of the Company or, in respect of such an award to any participant, in the event of the participant's death, disability, or retirement, no such minimum vesting period shall be required, (ii) the special vesting rules of this paragraph shall not apply to awards to Non-employee Directors, (iii) to the extent vesting in such an award is conditioned upon the achievement of one or more performance goals, the award shall vest over a minimum period of one year (rather than over a minimum period of three years), and (iv) up to 1,250,000 shares (without reduction for awards granted to Non-employee Directors) may be made subject to such awards without minimum vesting requirements. Vesting over a three-year period or one-year period (as the case may be) shall include periodic vesting over such period if the rate of such vesting is proportional throughout such period.

Amendment or Termination of the Plan

     The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall be required (i) for any amendment to the Plan that would have the effect of (A) increasing the number of shares available for issuance under the Plan (other than in respect of changes in capitalization and similar events), (B) expanding the class of individuals eligible for participation in the Plan, (C) materially increasing the benefits available to participants under the Plan, or (D) lowering the exercise or grant price of an option or stock appreciation right after it is granted, and (ii) if and to the extent necessary to satisfy Sections 162(m) or 422 of the Code, other applicable law or applicable stock exchange requirements. However, no action taken under the Plan may, without the consent of a participant, adversely affect the participant's rights under any outstanding award. No awards may be granted under the Plan on or after the tenth anniversary of its adoption date (i.e., February 10, 2014), but awards granted prior to that time can continue after such time in accordance with their terms.

Plan Benefits

     With the exception of grants to new Non-employee Directors, grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of Common Stock on future dates and the exercise decisions made by participants. Consequently, it is not possible to determine the benefits that might be received by participants under the Plan.

     As of February 10, 2004, the closing price per share of Common Stock on the NYSE was $40.62.

     The chart on page 29 may also have information that is relevant to consideration of this proposal.

Federal Income Tax Information

     The following is a discussion of certain federal income tax effects currently applicable to stock options granted under the Plan. The discussion is a summary only, and the applicable law is subject to change. Reference is made to the Code for a complete statement of all relevant federal tax provisions.

Nonqualified Stock Options ("NSOs")

     An optionee generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

     If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive Stock Options ("ISOs")

     An optionee will not recognize any ordinary income (and the Company will not be permitted any deduction) upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of Common Stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the optionee's "alternative minimum taxable income."

     Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee, and without limit in the case of death). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, discussed above.

     If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the optionee, the optionee generally will recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

     If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition, and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount realized on such disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the optionee. In such case, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE "FOR" APPROVAL OF
THE 2004 AFLAC INCORPORATED LONG-TERM INCENTIVE PLAN.

     The following table provides information with respect to compensation plans under which our equity securities are authorized for issuance to employees or Non-employee Directors, as of December 31, 2003.

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans [Excluding Securities Reflected in Column (a)] (c)
Equity Compensation Plans Approved by Shareholders	21,636,477	$20.87	6,823,779
Equity Compensation Plans Not approved by Shareholders	-0-	-0-	-0-
Total	21,636,477	$20.87	6,823,779

3. RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

     In February, 2004, the Audit Committee voted to appoint KPMG LLP, Certified Public Accountants, to perform the annual audit of the Company's financials for the fiscal year 2004, subject to ratification by the shareholders.

     Representatives of KPMG LLP are expected to be present at the 2004 Annual Meeting of Shareholders with the opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions.

     The aggregate fees for professional services rendered to the Company by KPMG LLP for the years ended December 31, were as follows:

	2003	2002
Audit fees - Audit of the Company's consolidated financial statements for the years ended December 31	$1,872,421	$1,664,041

Audit related fees (audits of subsidiaries and employee benefit plans)	158,520	172,562

Tax fees*	119,582	220,050

All other fees**	-0-	84,139

Total fees:	$2,150,523	$2,140,792

*     Comprised of fees for tax services provided for expatriates, for executives and for retired executives and surviving spouses.
       Amounts are included in their compensation and reported for federal tax purposes.

**   Review of Japanese translation of annual report, audit of system risks and project plan review for new system.

     The Audit Committee of the Board of Directors has considered whether the provision of the non-audit professional services is compatible with maintaining KPMG LLP's independence and has concluded that it is. The Audit Committee pre-approves all audit and non-audit services provided by KPMG LLP.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE "FOR"
RATIFICATION OF THE SELECTION OF KPMG LLP
AS THE COMPANY'S INDEPENDENT AUDITORS.

4. OTHER MATTERS

     Management does not intend to bring any other matter before the meeting, and does not know of any other matter that is proposed to be brought before the meeting. However, should any other matter properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their judgment on such matter.

Shareholder Proposals

     For a shareholder's proposal to be included in the Company's Proxy Statement for the 2005 Annual Meeting of Shareholders, the shareholder must follow the procedures of Rule 14a-8 under the Exchange Act, and the proposal must be received by the Secretary of the Company by November 15, 2004. To be timely, shareholder proposals submitted outside the processes of Rule 14a-8 must be received by the Secretary of the Company after January 3, 2005, and before February 4, 2005.

Annual Report

     The Company has delivered a copy of its Annual Report to each shareholder entitled to vote at the 2004 Annual Meeting of Shareholders. A copy of the Company's Form 10-K is available at no charge to all shareholders. For a copy, write to:

Kenneth S. Janke Jr.
Senior Vice President, Investor Relations	By Order of the Board of Directors,
AFLAC Incorporated	/s/ Joey M. Loudermilk
Worldwide Headquarters
Columbus, Georiga 31999
Joey M. Loudermilk
March 15, 2004	Secretary

Exhibit A

AFLAC INCORPORATED
Amended and Restated Charter
of the Audit Committee of the Board of Directors
as Adopted on November 11, 2003

1.   Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors of AFLAC Incorporated (the "Company") to assist the Board in        fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          Oversee that management has maintained the reliability and integrity of the financial reporting process and systems of internal           controls of the Company and its subsidiaries regarding finance, accounting, and legal matters.

          Issue the report that is required to be included in the Company's annual proxy statement.

          Monitor the independence and performance of the Company's independent auditors and the performance of the Company's           internal auditing department.

          Assist Board oversight of the Company's compliance with legal and regulatory requirements.

          Provide an open avenue of communication between the independent auditors, management, the internal auditing department,           and the Board.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct      access to the independent auditors as well as anyone in the Company.

II.  Audit Committee Composition and Meetings

     The Audit Committee shall be comprised of three or more Directors as determined by the Board. Audit Committee members shall be appointed by the Board. In addition, the Board shall designate one member of the Audit Committee to be chair. The Audit
     Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities.

     Audit Committee members shall meet the qualifications of the New York Stock Exchange ("NYSE") and applicable Securities and      Exchange Commission ("SEC") requirements. No Director may serve as a member of the Audit Committee if such Director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Audit Committee. Any such determination must be disclosed in the Company's annual proxy statement.

     A simple majority of the Audit Committee shall constitute a quorum for the transaction of business. The Corporate Secretary, or a      delegate, shall record and keep minutes of all Audit Committee meetings.

III. Audit Committee Responsibilities and Duties

Review Procedures and Reporting

     1.  Review and reassess the adequacy of this charter at least annually.

          Submit charter revisions to the Board for approval and have the document attached as an exhibit to the Company's annual meeting proxy statement at such times as required under the regulations of the SEC.

     2.  Prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare
          the performance of the Audit Committee with the requirements of this charter, and set forth the goals and objectives of the Audit           Committee for the upcoming year.

         The evaluation should include a review and assessment of the adequacy of the Audit Committee's charter. The performance          evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit
         Committee designated by the Audit Committee to make this report.

     3.  Meet separately, periodically, with management, with internal auditors and with independent auditors.

     4.  Discuss the Company's annual audited consolidated financial statements and quarterly financial statements with management           and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial           Condition and Results of Operations" and significant issues regarding accounting principles, practices, disclosures and judgments.

     5.  Based on the review procedures and discussions set forth in this charter, recommend to the Board that the Company's annual           audited consolidated financial statements be included in the Company's annual report to shareholders and annual report on Form           10-K for filing with the SEC.

     6.  Annually prepare a report to shareholders as required by the SEC for inclusion in the Company's annual proxy statement.

     7.  Review the type and presentation of information to be included in the earnings press releases of the Company and its subsidiaries (particularly the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company and its subsidiaries to analysts and rating agencies. Such review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Audit Committee need not discuss in advance each earnings release or each instance in which the Company or any of its subsidiaries may provide earnings guidance.

     8.  Report regularly to the Board on the Audit Committee's activities, as appropriate. In connection therewith, the Audit Committee           should review with the Board any issues that arise with respect to the quality or integrity of the Company's consolidated financial statements, compliance by the Company and its subsidiaries with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

Independent Auditors

     9.  In the Audit Committee's sole discretion, select, oversee, evaluate, determine funding for and, where appropriate, replace or           terminate the independent auditors. The independent auditors shall report directly to the Audit Committee.

    10.  Review and, in its sole discretion, approve in advance the independent auditors' annual engagement letter, including the proposed fees contained therein, as well as (i) reviewing all audit and, as provided in Rule 2-01 of Regulation S-X, all permitted non-audit engagements and relationships between the Company and such auditors (which approval may be made after receiving input from the Company's management), and/or (ii) adopting policies and procedures of the Audit Committee that provide for the automatic pre-approval of specified services to be provided by the Company's auditors.

    11.  Ensure regular rotation of the audit partners as required by law and consider whether the independent auditor should be rotated.

    12.  At least annually, obtain and review a report by the independent auditor describing: the auditing firm's internal quality-control            procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any            inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more            independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's            independence) all relationships between the Company and its subsidiaries and the independent auditor.

          After reviewing the foregoing report and the independent auditor's work throughout the year, the Audit Committee should be in a position to evaluate the auditor's qualifications, performance and independence. This evaluation should include the review and evaluation of the lead partner of the independent auditor.

    13.  Establish clear hiring policies for employees or former employees of the independent auditors.

    14.  Receive from the independent auditors a letter regarding independence as required by Independence Standards Board Standard            No. 1, "Independence Discussions with Audit Committees." On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships with the Company and its subsidiaries disclosed in such letter that could impair the auditors' independence.

    15.  Review the independent auditors proposed audit plan for the current year, including scope, staffing and audit approach.

    16.  Review with the independent auditor any audit problems or difficulties and management's response.

           Meet with the independent auditors and management as soon as practical after completion of the annual audit to review the results of the audit and any comments, recommendations or observations by the auditors as a result of their work. Discuss the
           matters required to be communicated to audit committees in accordance with AICPA Statement on Auditing Standards No. 61,            "Communication with Audit Committees" (significant adjustments, management judgments and accounting estimates, significant new accounting policies, disagreement with management, etc.).

           In connection with their reviews of the Company's quarterly consolidated financial statements, the independent auditors will           discuss with the Audit Committee, or at least its chairman, and financial management, any significant matters required to be           communicated by the independent auditors under AICPA Statement on Auditing Standards No. 61. The Chair of the Audit           Committee may represent the entire Audit Committee for purposes of these quarterly discussions.

Internal Audit Department and Legal Matters

    17.  Approve the Company's internal audit charter and any significant changes thereto.

    18.  Review and ratify the appointment and replacement of the Director of internal audit`.

    19.  Meet at least annually with the Company's Director of internal audit and review the results of recent internal audit activities in the U.S. and Japan, and the audit plans for the next twelve months.

    20.  Review periodically with the internal auditors, together with the independent auditors and the Company's financial management, the adequacy and effectiveness of the internal controls of the Company, including computerized information system controls and security.

    21.  Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:

           (i)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, including any significant deficiencies or material weaknesses in internal controls identified by the Company's independent auditors;

           (ii)  any fraud, whether or not material, that involves management or other employees who have a significant role in the
                 Company's internal control over financial reporting; and

           (iii)  any changes in internal control over financial reporting that occurred during the most recent fiscal quarter and that have                    materially affected, or are reasonably likely to materially affect the Company's internal control over financial reporting.

    22.  Review at least annually with the Company's general counsel the status of significant litigation, contingent liabilities, compliance with applicable laws and regulations, and other legal matters that could have a material impact on the Company's consolidated financial statements.

    23.  Review annually with the Company's general counsel that adequate procedures are in place to verify compliance with the            Company's code of business ethics and policy on conflict of interest, including the reporting of any events of noncompliance.

    24.  Retain and receive appropriate funding, as determined by the Audit Committee and at the Company's expense, for independent            counsel and other advisers as it determines necessary to carry out its duties, and ordinary administrative expenses that are            necessary or appropriate in carrying out its duties.

    25.  Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    26.  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting,            internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

***

     While the Audit Committee has the duties and responsibilities set forth in this charter, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

     Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Audit Committee, except to the extent otherwise provided under applicable law.

Exhibit B

2004 AFLAC Incorporated Long-Term Incentive Plan

 1.  Purpose; Establishment.

      This AFLAC Incorporated 2004 Long-Term Incentive Plan is intended to promote the interests of the Company and its shareholders by providing officers and other employees of the Company or its Affiliates with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company or its Affiliates and to acquire a proprietary interest in the long-term success of the Company; to compensate the Company's Non-employee Directors and provide incentives to such
      Non-employee Directors that are directly linked to increases in stock value; and to reward the performance of individual officers, other employees, and Non-employee Directors in fulfilling their personal responsibilities for long-range achievements.

      The Plan was adopted and approved by the Board of Directors on February 10, 2004, subject to approval by the Company's shareholders.

 2.  Definitions.

     As used in the Plan, the following definitions apply to the terms indicated below:

         "Affiliate" means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

         "Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award.

         "Acquiring Entity" shall have the meaning ascribed to such term in Section 3(d) hereof.

         "Award" shall mean any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Dividend Equivalent
         granted pursuant to the terms of the Plan.

         "Board of Directors" shall mean the Board of Directors of the Company.

         "Cause" shall mean, unless a Participant is a party to a written employment agreement with the Company or an Affiliate which          contains a definition of "cause," "termination for cause," or any other similar term or phrase, in which case "Cause" shall have the meaning set forth in such agreement, conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant to render services to the Company or any Affiliate in accordance with the Participant's obligations and position with the Company or Affiliate; (ii) dishonesty, gross negligence, or breach of fiduciary duty by the Participant; (iii) the commission by the Participant of an act of fraud or embezzlement, as found by a court of competent jurisdiction; (iv) the conviction of the Participant of or plea by the Participant of guilty or nolo contendre to a felony or any crime involving moral turpitude; or (v) a material breach by the Participant of the terms of an agreement with the Company or any Affiliate, provided that the Company or Affiliate provides the Participant with adequate notice of such breach and the Participant fails to cure such
         breach, if the breach is reasonably curable, within thirty (30) days after receipt of such notice. Notwithstanding the foregoing          provisions of this definition, "Cause" with respect to any Award shall mean Cause as defined in the Agreement relating to such
         Award if different from the foregoing. A determination of Cause shall be made by the Committee in its sole discretion.

         A "Change in Control" shall be deemed to have occurred upon the happening of the earliest to occur of the following:

     (i)  any "person," as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, or any of its subsidiaries, (2) any trustee or other fiduciary holding securities under a benefit plan of the Company or any of its subsidiaries, (3) any underwriter temporarily holding securities pursuant to an offering of such securities, or (4) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Company Stock), is or becomes the "beneficial owner" (as defined in
          Rule 13d-3 under theExchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding voting securities;

    (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board
          of Directors, and any new director (other than an individual whose initial assumption of office is in connection with an actual or           threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the
          Company) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

   (iii) here is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B)
          a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no
          "person" (as hereinabove defined), directly or indirectly, acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities (not including any securities acquired directly from the Company or its Affiliates);
          or

   (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated           an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction           having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an           entity, at least 75% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

           "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

           "Committee" shall mean the Compensation Committee of the Board of Directors or any subcommittee thereof formed to comply with Section 162(m) of the Code or Rule 16b-3.

           "Company" shall mean AFLAC Incorporated, a Georgia corporation, and any successor thereto.

           "Company Stock" shall mean the common stock of the Company, par value $0.10 per share.

           "Consolidated Net Earnings" shall mean the net earnings of the Company for a period determined in conformity with accounting principles generally accepted in the United States and reported in the Company's audited financial statements for such period, but before any provision for the cumulative effect of accounting changes required to be adopted by generally accepted accounting principles in respect of such period.

          "Disability" shall mean (i) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company (or by any Affiliate by which he is employed); (ii) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code; or (iii) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

           "Dividend Equivalent" means an amount credited pursuant to Section 9(d) hereof, equal to the dividends paid with respect to a            specified number of shares of Company Stock.

           "Effective Date" shall mean the date the Plan is approved by the Company's shareholders.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (1) the average of the high and low            sales prices per share of Company Stock on the national securities exchange or national market system on which such stock is principally traded on such date or, if such date is not a trading day, on the last preceding date on which there was a sale of such stock on such exchange or market system, or (2) if shares of Company Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the
           Committee in good faith.

           "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the
            Code and that is not designated by the Committee as other than such an incentive stock option.

            "Non-employee Director" shall mean a member of the Board of Directors who is not an employee of the Company or its
            Affiliates.

           "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

           "Operating Earnings" shall mean the Company's net earnings, excluding (i) the effects of realized gains or losses on investments, (ii) the change in fair value of the interest rate component of cross-currency swaps, (iii) the cumulative effect of adopting required accounting changes, and (iv) unusual charges or credits not directly related to normal business operations and as identified in the Company's reports to shareholders, and "Operating Earnings Per Share" shall mean such amount per share of Company Stock.

           "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 hereof (and, with respect to a Non-employee Director, pursuant to Section 12 hereof).

           "Participant" shall mean an employee of the Company or an Affiliate or Non-employee Director to whom an Award is granted            pursuant to the Plan, or upon the death of the employee or Non-employee Director, his or her successors, heirs, executors and            administrators, as the case may be.

           "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to the restrictions set forth in Section 8(d) hereof.

           "Restricted Stock Unit" shall mean the right, granted pursuant to Section 9, to receive shares of Company Stock.

           "Return on Equity" for any period shall mean the quotient obtained by dividing (i) Operating Earnings for the period by (ii) the            average of common shareholders' equity of the Company as of the beginning and the end of the period (excluding the effect of            unrealized gains and losses recognized in a separate equity component under Financial Accounting Standards Board Statement            No. 115).

           "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

           "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

           "Stock Appreciation Right" or "SAR" shall mean the right, granted pursuant to Section 10, to receive shares of Company Stock.

           "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

           "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or a Restricted Stock
           Unit shall vest.

 3.  Stock Subject to the Plan.

       (a)  Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan shall
             be 25,000,000 shares (subject to adjustment as provided in Section 3(c) hereof). Such shares may be authorized but unissued              Company Stock or authorized and issued Company Stock held in the Company's treasury. No more than 12,000,000 shares              (subject to adjustment as provided in Section 3(c) hereof) of Company Stock may be awarded under the Plan in the aggregate in respect of Awards other than Options or Stock Appreciation Rights.

       (b)  Individual Limitation. The total number of shares of Company Stock subject to Awards granted to any Participant in any fiscal year of the Company shall not exceed 1,500,000 (subject to adjustment as provided in Section 3(c) hereof).

       (c)  Adjustment for Change in Capitalization. In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, Company Stock split, reverse Company
             Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, if the Committee determines that it is appropriate to do so, (i) the number and kind of shares of
             Company Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Company
             Stock issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any
             Award, and (iv) the maximum number of shares subject to Awards which may be awarded to any Participant during any fiscal year of the Company and the number of Options granted pursuant to Section 12(a)(i) hereof shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants without change in the aggregate purchase price;
             provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the
             Code.

       (d)  Substitution for Awards. In the event of (i) a liquidation of the Company, (ii) a reorganization, merger, or consolidation of the              Company as a result of which the outstanding Company Stock is changed into or exchanged for cash or property or securities not of the Company's issue, (iii) a sale, exchange, or transfer of all or substantially all of the property of the Company, or one of its business units, to another person or corporation, or (iv) the direct or indirect acquisition of all or substantially all of the              outstanding voting shares of the Company by another person, corporation or other entity, the Board of Directors may, in its sole discretion, arrange with the surviving entity, continuing successor, or purchasing corporation or other entity or parent thereof, as the case may be (the "Acquiring Entity"), for the Acquiring Entity to assume the Company's rights and obligations under outstanding Awards or substitute Awards based on the Acquiring Entity's stock for such outstanding Awards. To the extent the Acquiring Entity elects not to assume the Company's rights and obligations under or substitute for such outstanding
             Awards, each such Award other than Options and Stock Appreciation Rights shall become fully exercisable and free of restrictions, as applicable, immediately following the consummation of the transactions described in clauses (i) through (iv)
             above, and immediately following the consummation of the transactions described in clauses (i) through (iv) above, the
             Company (or its successor, as the case may be) shall pay to each Participant holding such Awards that are Options or Stock
             Appreciation Rights the excess of the consideration per share of Company Stock received by shareholders of the Company upon the consummation of such transactions over the applicable option exercise or grant price multiplied by the number of shares of Company Stock subject to such Options or Stock Appreciation Rights.

       (e)  Reuse of Shares. If any shares of Company Stock subject to an Award are forfeited, cancelled, exchanged, or surrendered or if an Award otherwise terminates or expires without a distribution of shares, the shares subject to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for issuance in connection with future Awards granted under the Plan. Further, to the extent that payment for an Option upon exercise is made with shares of Company Stock, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

 4.  Administration of the Plan.

       (a)  In General. The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion,              subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which
             Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Company Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the
             Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan, including without limitation, rules and regulations relating to leaves of absence and changes from an employee to a service provider or consultant and vice versa; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided that no action of the Committee shall have the effect of lowering the exercise or grant price of an Option or Stock Appreciation Right after it is granted unless the shareholders of the Company approve such action.

       (b)  Acceleration of Awards. The Committee may, in its sole discretion, without amendment to the Plan, in the event of a
             Participant's death, Disability or retirement, (i) relax or waive any service-based (but not performance-based) condition to the exercise of any Option or Stock Appreciation Right granted to the Participant, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stock
             Appreciation Right, and (ii) relax or waive any service-based (but not performance-based) condition to the vesting of any
             Restricted Stock or Restricted Stock Unit granted to the Participant or otherwise adjust any of the terms applicable to any such
             Award.

       (c)  Delegation of Authority. Except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to              Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, or as required to qualify an Award as performance-based compensation under Section 162(m) of the Code where such qualification is intended, the Committee may delegate all or any part of its authority under the Plan (other than the authority described in
             Section 4(b) hereof) to an employee, employees or committee of employees of the Company.

       (d)  Effect of Committee Decisions. All decisions made by the Committee (or its designee pursuant to Section 4(c) hereof)
             pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including without limitation the
             Company and the Participants. No member of the Board of Directors or the Committee, nor any officer or employee of the
             Company or its Affiliates acting on behalf of the Board of Directors or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of
             Directors or the Committee and each and any officer or employee of the Company or its Affiliates acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

 5.  Eligibility.

       The persons who shall be eligible to receive Awards pursuant to the Plan shall be such employees of the Company or its Affiliates        (including officers of the Company, whether or not they are directors of the Company) and Non-employee Directors, in each case as the Committee shall select from time to time. For purposes of the foregoing sentence, employees shall include prospective employees to whom Awards are granted in connection with an offer of future employment with the Company or its Affiliates (and any such prospective employee who thereafter enters into employment with the Company or its Affiliates shall be treated as a
       Participant hereunder). The grant of an Award hereunder in any year to any employee or Non-employee Director shall not entitle such person to a grant of an Award in any future year, except as contemplated by Section 12 hereof.

 6.  Awards Under the Plan; Agreement.

       (a)  Awards Generally. The Committee may grant Options, Restricted Stock, Restricted Stock Units and Stock Appreciation
             Rights in such amounts and with such terms and conditions as the Committee shall determine, subject to Section 6(b) hereof and the other provisions of the Plan.

       (b)  Non-employee Directors. Awards to Non-employee Directors shall be made exclusively in accordance with Section 12 hereof.

       (c)  Agreement. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan.
             By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the
             Plan and the applicable Agreement.

       (d)  Special Vesting Requirements. Notwithstanding any other provision of the Plan (but except as otherwise provided in this              Section 6(d)), Awards other than Options and Stock Appreciation Rights shall vest (i.e., become nonforfeitable) over a minimum period of three years; provided that (i) in the event of a Change in Control or, in respect of such an Award to any
             Participant, in the event of the Participant's death, Disability, or retirement, no such minimum vesting period shall be required,
             (ii) the provisions of this Section 6(d) shall not apply to such an Award granted pursuant to Section 12 hereof, (iii) to the extent vesting in such an Award is conditioned upon the achievement of one or more performance goals, the Award shall vest over a minimum period of one year (rather than over a minimum period of three years), and (iv) up to 1,250,000 shares of
             Company Stock (without reduction for Awards granted without minimum vesting requirements on the basis of the foregoing clause (ii)) may be made subject to such Awards without minimum vesting requirements. For purposes of this Section 6(d), vesting over a three-year period or one-year period (as the case may be) shall include periodic vesting over such period if the rate of such vesting is proportional throughout such period.

 7.  Options.

       (a)  Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock
             Option or a Nonqualified Stock Option.

       (b)  Exercise Price. Each Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the
              Committee; provided, however, that the option exercise price shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

       (c)  Term and Exercise of Options.

              (i)  Options shall become exercisable over the exercise period determined by the Committee. The Committee shall determine the expiration date of each Option; provided, however, that no Option shall be exercisable more than 10 years after the date of grant.

              (ii) If any Option is exercisable in the amount of 100 or more full shares of Company Stock, the Company shall not be obligated to permit the partial exercise of such exercisable Option for less than 100 full shares.

             (iii) An Option shall be exercised by delivering notice as specified in the Agreement on the form of notice provided by the                     Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective                     date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods as the Committee may from time to time authorize. In the case of a Participant who is subject to
                    Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder.

             (iv) Subject to an agreement between a Participant and the Company to the contrary, certificates for shares of Company Stock                     purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the date on which the Option is exercised.

       (d)  Limitations on Incentive Stock Options.

               (i) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock                    Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock
                   Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

              (ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or
                    is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all                     classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten                     (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B)
                    such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

       (e)  Effect of Termination of Employment.

              (i)  In the event that the employment or service of a Participant with the Company and its Affiliates shall terminate for any reason other than (i) Cause, (ii) death, or (iii) Disability, the Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable for such period as may be provided in the Agreement, but in no event following the expiration of its term. The treatment of any Option that is unexercisable as of the date of termination shall be as set forth in the Agreement.

             (ii)  In the event that the employment or service of a Participant with the Company and its Affiliates shall terminate on account of the death or Disability of the Participant, Options granted to such Participant that are outstanding and exercisable as of the date of death or Disability shall remain exercisable, as the case may be, by the Participant or the
                    Participant's legal representatives, heirs or legatees for such period as may be provided in the Agreement, but in no event following the expiration of its term. The treatment of any Option that is unexercisable as of the date of termination shall be as set forth in the Agreement.

              (iii) In the event of the termination of a Participant's employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

              (iv)The Committee in its sole discretion may vary any of the provisions of this Section 7(e).

 8.  Restricted Stock.

       (a)  Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, which, to the extent required by law, shall not be less than the par value of a share of Company Stock, to be paid by the Participant for each share of Restricted Stock subject to the Award.

       (b)  Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a Vesting Date or Vesting               Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for               each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are               satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted               Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

       (c)  Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or               conditions to the vesting of such shares as it, in its sole discretion, deems appropriate. Notwithstanding the foregoing provisions of this subsection (c), the vesting conditions applicable to Awards of Restricted Stock to employees of the
              Company who on the date of grant are subject to the restrictions of Section 16(b) of the Exchange Act shall be subject to the satisfaction of both performance vesting criteria established in accordance with Section 11(a) hereof and an employment tenure requirement, each as determined by the Committee in its sole discretion.

       (d)  Restrictions on Transfer Prior to Vesting. Unless the Committee determines otherwise, prior to the vesting of a share of
              Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Unless the Committee determines otherwise, immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

       (e)  Dividends on Restricted Stock. The Committee in its sole discretion may require that any dividends paid on shares of
              Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

        (f)  Issuance of Certificates. Reasonably promptly after the date of grant with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate (or make a book entry transfer), registered in the name of or for the account of the
              Participant to whom such shares were granted, evidencing such shares. Each such stock certificate and book entry statement shall bear the following legend:

             The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the AFLAC
             Incorporated 2004 Long-Term Incentive Plan and an Agreement entered into between the registered owner of such shares and the Company. A copy of the Plan and Agreement is on file in the office of the Secretary of the Company,
             1932 Wynnton Road, Columbus, GA 31999.

             Such legend shall not be removed until such shares vest pursuant to the terms hereof. Unless the Committee provides otherwise, any stock certificates evidencing Restricted Stock granted hereunder shall be held in the custody of the Company until the restrictions thereon shall have lapsed, and, as a condition to the grant of any award of Restricted Stock, the
             Participant shall deliver to the Company a stock power, endorsed in blank, relating to the shares of Company Stock covered by such Award.

       (g)  Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of
              Section 8(d) shall lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted a certificate evidencing such share, free of the legend set forth in Section 8(f).

       (h)  Effect of Termination of Employment.

              (i)  Except as otherwise provided in the applicable Agreement, upon the termination of a Participant's employment or service for any reason other than Cause, any and all shares to which restrictions on transferability then apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this Section 8(h), the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares, without interest. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

             (ii) In the event of the termination of a Participant's employment or service for Cause, all shares of Restricted Stock granted to such Participant which had not vested as of the date of such termination shall immediately be forfeited and returned to the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the
                   Participant any amount paid by the Participant for such shares, without interest.

 9.  Restricted Stock Units.

       (a)  Vesting Date. At the time of the grant of Restricted Stock Units, the Committee shall establish a Vesting Date or Vesting
              Dates with respect to such units. The Committee may divide such units into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a Restricted Stock Unit imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(e), upon the occurrence of the Vesting Date with respect to a Restricted Stock
              Unit, such unit shall vest.

       (b)  Benefit Upon Vesting. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive, within thirty
              (30) days of the date on which such unit vests, one (1) share of Company Stock.

       (c)  Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or               conditions to the vesting of such units as it, in its sole discretion, deems appropriate, to be contained in the Agreement.               Notwithstanding the foregoing provisions of this subsection (c), the vesting conditions applicable to Awards of Restricted               Stock Units to employees of the Company who on the date of grant are subject to the restrictions of Section 16(b) of the               Exchange Act shall be subject to the satisfaction of both performance vesting criteria established in accordance with Section
              11(a) hereof and an employment tenure requirement, each as determined by the Committee in its sole discretion.

       (d)  Dividend Equivalents. Dividend Equivalents shall be credited to a Participant in respect of Restricted Stock Units held by the               Participant. Such Dividend Equivalents shall be converted into additional Restricted Stock Units by dividing (i) the aggregate               amount or value of the dividends paid with respect to that number of shares of Company Stock equal to the number of
              Restricted Stock Units then credited by (ii) the Fair Market Value per share of Company Stock on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such Dividend Equivalents shall be subject to all the terms and conditions of the Restricted Stock Unit to which they relate.

       (e)  Effect of Termination of Employment. Except as otherwise provided in the applicable Agreement, Restricted Stock Units that               have not vested shall be forfeited upon the Participant's termination of employment for any reason.

10.  Stock Appreciation Rights.

       (a)  Grant of SARs. The Committee may grant SARs in such number and on such terms and conditions as the Committee shall               determine in its sole discretion.

       (b)  Grant Price. The grant price of an SAR shall equal the Fair Market Value of a share of Company Stock on the date of grant of the SAR.

       (c)  Exercise. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

       (d)  Term of SARs.    The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, provided that such term shall not exceed ten (10) years.

       (e)  Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an               amount determined by multiplying:

              (i)  the difference between the Fair Market Value of a share of Company Stock on the date of exercise over the grant price; by

              (ii) the number of shares of Company Stock with respect to which the SAR is exercised.

       The payment upon SAR exercise shall be made in shares of Company Stock of equivalent value (determined on the basis of their
       Fair Market Value on the date of exercise).

11.  Special Vesting Rules.

       (a)  Performance Vesting. The Committee in its sole discretion may condition the vesting or exercisability of any Award granted               under the Plan on the attainment of performance goals that are pre-established by the Committee and that are based, for any               period specified by the Committee in its sole discretion, on one or more of the following criteria: (i) attainment of an amount of Consolidated Net Earnings, (ii) attainment of a percentage of Return on Equity, (iii) attainment of amounts of Operating
              Earnings Per Share of the Company, excluding all or a portion of the effect of translating foreign currency of business segments to U.S. dollars for financial reporting purposes, (iv) increases in the market price of Company Stock or levels of total return to shareholders of the Company, or (v) attainment of goals established based on the financial performance of the
              Company or individual subsidiaries or business segments of the Company relating to increases in premium income, investment income, total revenues, operating expenses, pretax operating earnings, premiums in force, number of policies in force, new sales and policy conversions (i.e., issuance of current policy contracts to existing policyholders in exchange for surrender of policies issued in prior years). The performance goals may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. Performance goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an
              Award will become partially earned and a level at which an Award will be fully earned. To the extent required to qualify payment under an Award as performance-based compensation within the meaning of Section 162(m) of the Code, Awards whose vesting or exercise is conditioned on the attainment of performance measures shall become vested or exercisable (as the case may be) only after the attainment of such performance measures has been certified by the Committee. Whether or not an Award is intended to constitute performance-based compensation within the meaning of Section 162(m) of the Code, the
              Committee shall have the authority to make appropriate adjustments in performance goals under the Award to reflect the impact of extraordinary items not reflected in such goals.

      (b)  Change in Control. Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines              otherwise, in the event of a Change in Control:

             (i)  any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and                    vested; and

             (ii) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted                    under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance goals imposed with respect to Awards shall be deemed to be fully achieved.

12.  Non-employee Director Awards.

        No Awards shall be granted under the Plan to Non-employee Directors except as provided in this Section 12.

        (a)  Annual Awards. Awards shall (or in the case of clause (ii), below, may) be granted to Non-employee Directors as provided                in the following provisions of this Section 12(a) and otherwise on the same terms and conditions as apply under the other                provisions of this Plan, provided that with respect to such Awards, the Board of Directors (exclusive of the Non-employee                Director to whom the Award is granted) shall perform the functions otherwise reserved to the Committee under the Plan.

               (i) Each person who first becomes a Non-employee Director on or after the Effective Date shall be granted on the date such                    person first becomes a Non-employee Director either a Nonqualified Stock Option, a Stock Appreciation Right, Restricted                    Stock, or a combination thereof, in any event having a value as of the date of grant (as reasonably determined in good faith by the Board of Directors (exclusive of the Non-employee Director to whom the award is granted) or its designee) not in excess of the value of an Option covering an aggregate of 10,000 shares of Company Stock (subject to adjustment as provided in Section 3(c) hereof); provided, however, that no such Award shall be granted to a director who previously did not qualify as a Non-employee Director but subsequently becomes a Non-employee Director solely as a result of the termination of his or her status as an employee of the Company or its Affiliates.

              (ii) Each Non-employee Director (including any director who previously did not qualify as a Non-employee Director but who                    subsequently becomes a Non-employee Director) may be granted Nonqualified Stock Options, Stock Appreciation Rights,                    Restricted Stock, or a combination thereof from time to time (but in the case of any Non-employee Director who was granted an Award pursuant to clause (i), above, not earlier than the first fiscal year of the Company following the fiscal year of the Company in which such Award was made pursuant to clause (i), above) with a value as of the date of grant (as reasonably determined in good faith by the Board of Directors (exclusive of the Non-employee Director to whom the
                   Award is granted) or its designee) not in excess of the value of an Option covering such number of shares of Company
                   Stock as may be determined in the sole discretion of the Board of Directors (exclusive of the Non-employee Director to whom the Award is granted) but not exceeding during any fiscal year of the Company 50% of the number of shares of
                   Company Stock subject to an Award under clause (i), above.

       (b)  Awards in Lieu of Fees. The Board of Directors (exclusive of an affected Non-employee Director) may provide that all or a                portion of a Non-employee Director's annual retainer and/or meeting fees shall be payable in the form of an Award on the same terms and conditions as apply to Awards under the other provisions of this Plan, provided that any such Award shall have a value as of the date of grant (as reasonably determined in good faith by the Board of Directors (exclusive of the affected Non-employee Director) or its designee) not in excess of the annual retainer and/or meeting fee in respect of which it is made.

13.  Rights as a Shareholder.

        No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any
        Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in
        Section 3(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.  No Employment Rights.

        Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of         employment by or performance of services for the Company or its Affiliates or interfere in any way with the right of the
        Company or its Affiliates, subject to the terms of any separate employment or other agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

15.  Securities Matters.

        (a)  Registration and Delivery of Shares. Neither the Company nor its Affiliates shall be under any obligation to effect the                registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder                or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements
               and representations, and that such certificates bear such legends (including without limitation regarding restrictions on                transferability), as the Committee, in its sole discretion, deems necessary or desirable.

        (b)  Limitations on Transfer. The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of
               Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of
               Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option or SAR, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.  Withholding Taxes.

        Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to         satisfy any federal, state and local tax withholding requirements related thereto. Whenever shares of Company Stock are to be         delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an         amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. With the approval of the         Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock or by delivering shares of Company Stock already owned by the Participant for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld (valued at the Fair Market Value of the shares on the date of which the amount of tax to be withheld is determined). Such an election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award; provided that fractional share amounts shall be settled in cash.

17.  Notification of Election Under Section 83(b) of the Code.

        If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Secretary of the Company of such election within ten
        (10) days of filing notice of the election with the Internal Revenue Service.

18.  Notification Upon Disqualifying Disposition.

        Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Secretary of the Company of         any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in         Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

19.  Amendment or Termination of the Plan.

        The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever;
        provided, however, that shareholder approval shall be required (i) for any amendment to the Plan that would have the effect of
        (A) increasing the number of Shares of Company Stock available for issuance under the Plan (other than as provided in Section
        3(c) or (d)), (B) expanding the class of individuals eligible for participation in the Plan, (C) materially increasing the benefits available to participants under the Plan, or (D) lowering the exercise or grant price of an Option or Stock Appreciation Right after it is granted, and (ii) if and to the extent necessary to satisfy Sections 162(m) or 422 of the Code, other applicable law or applicable stock exchange requirements. Awards may be granted under the Plan prior to the receipt of such shareholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, adversely affect the Participant's rights under any outstanding Award.

20.  Transfers Upon Death; Nonassignability.

        (a)  General Prohibition Upon Transfer. Upon the death of a Participant or Non-employee Director, outstanding Awards granted to such Participant or Non-employee Director may be exercised only by the executor or administrator of the Participant's or
               Non-employee Director's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the
               Company unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer, and (ii) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant or Non-employee Director and to be bound by the acknowledgments made by the Participant or Non-employee Director in connection with the grant of the Award.

        (b)  Certain Transfers Permitted. During the lifetime of a Participant or Non-employee Director, the Committee may, in its sole                discretion, permit the transfer of an outstanding Option, unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant or Non-employee Director may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family (including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners) or to other persons or entities approved by the Committee; provided, however, that no such transfer by any Participant or Non-employee Director may be made in exchange for consideration.

21.  Expenses and Receipts.

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award         shall be used for general corporate purposes.

22.  Failure to Comply.

        In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant or Non-employee Director (or         beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant or Non-employee Director (or beneficiary) within ten (10) days after notice of such failure by the
        Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its sole discretion, may determine.

23.  Effective Date and Term of Plan.

        The Plan shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, any         Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall         terminate on February 10, 2014. Awards outstanding at Plan termination shall remain in effect according to their terms and the         provisions of the Plan.

24.  Applicable Law.

        The Plan shall be construed and administered in accordance with the laws of the State of Georgia without reference to its principles of conflicts of law.

25.  No Right to Awards.

        No person shall have any claim or right to receive an Award under the Plan, and there is no obligation for uniformity of treatment for Participants. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

26.  No Fractional Shares.

        No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether         cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or         any rights thereto shall be forfeited or otherwise eliminated.

27.  Certain Limitations.

        Notwithstanding any other provision hereof, (a) the Committee shall have the right at any time to deny or delay a Participant's         exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in conduct adversely affecting the Company or its Affiliates in a material way, or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such conduct, and (b)
        Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options or Stock Appreciation Rights or sell shares of Company
        Stock acquired pursuant to the Plan.

28.  Beneficiary.

        A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the
        Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

29.  Non-Competition and Confidentiality.

        By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including         participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention         ownership agreements acceptable to the Committee.

30.  Unfunded Status of Awards.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not         yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

31.  Interpretation.

        The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. Headings to Sections of the Plan are intended for convenience of reference only and shall have no effect on the interpretation of the Plan.

32.  Severability.

        If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

APPENDIX A	PROXY

AFLAC INCORPORATED
Worldwide Headquarters
1932 Wynnton Road, Columbus, Georgia 31999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel P. Amos, Kriss Cloninger III and E. Stephen Purdom, M.D., as Proxies or any one of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of AFLAC Incorporated held of record by the undersigned on February 25, 2004, at the Annual Meeting of the Shareholders to be held on Monday, May 3, 2004, at 10:00 a.m., or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS

The following proposals are being submitted to the Shareholders:
1.

Election of seventeen Directors of the Company. To vote your Shares for all Director nominees, mark the "For" box. To withhold voting for all nominees, mark the "Withheld" box. If you do not wish your Shares voted "For" a particular nominee, mark the "exceptions" box.

	*EXCEPTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.
						For	Withheld	Exceptions*
						/ /	/ /	/ /

	1.	Daniel P. Amos	7.	Kenneth S. Janke Sr.	13.	E. Stephen Purdom, M.D.
	2.	John Shelby Amos II	8.	Douglas W. Johnson	14.	Barbara K. Rimer, Ph.D.
	3.	Michael H. Armacost	9.	Robert B. Johnson	15.	Marvin R. Schuster
	4.	Kriss Cloninger III	10.	Charles B. Knapp	16.	Glenn Vaughn Jr.
	5.	Joe Frank Harris	11.	Hidefumi Matsui	17.	Robert L. Wright
	6.	Elizabeth J. Hudson	12.	Nobuhiro Mori

2.		To consider and approve the 2004 AFLAC Incorporated Long-Term Incentive Plan.			For		Against	Abstain
					/ /		/ /	/ /

3.	Ratification of appointment of KPMG LLP as independent auditors.	For	Against	Abstain
		/ /	/ /	/ /

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.
(PLACE LABEL HERE)	Sign here as name(s) appears on account:
X __________________________________________
X __________________________________________
Date _________________________________, 2004
If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.
Complete the proxy, turn the proxy over, read
description of voting rights and complete, sign
and date the affidavit if applicable.

A-1

DESCRIPTION OF VOTING RIGHTS

     In accordance with the Company's Articles of Incorporation, shares of Common Stock are entitled to one vote per share until they have been held by the same beneficial owner for a continuous period of greater than 48 months prior to the record date of the meeting, at which time they become entitled to ten votes per share. Any transferee of a share of Common Stock where such share was transferred to the transferee by gift, devise or bequest or otherwise through the laws of inheritance, descent or distribution from the estate of the transferor or by distribution to a beneficiary of shares held in trust for such beneficiary, is deemed to be the same beneficial owner as the transferor. Shares acquired as a direct result of a stock split, stock dividend or other distribution with respect to existing shares ("dividend shares") are deemed to have been acquired and held continuously from the date on which the shares with regard to which the dividend shares were issued were acquired. Shares of Common Stock acquired pursuant to the exercise of a stock option are deemed to have been acquired on the date the option was granted.

     Shares of Common Stock held in "street" or "nominee" name are presumed to have been held for less than 48 months and are entitled to one vote per share unless this presumption is rebutted by providing evidence to the contrary to the Board of Directors of the Company. Shareholders desiring to rebut this presumption should complete and execute the affidavit below. The Board of Directors reserves the right to require evidence to support this affidavit.

Affidavit
Under the penalties of perjury, I do solemnly swear that I am entitled to the number of votes set forth below because

___________________________________________________________________________________________________

___________________________________________________________________________________________________
I agree to provide evidence to support this statement at the request of the Company. Sign here X____________________________ X____________________________	__________Shares @ 1 Vote/Share= __________ Shares @ 10 Votes/Share= Total = Date _______________, 2004	_______Votes _______Votes _______Votes

A-2
APPENDIX B	PROXY

AFLAC INCORPORATED
Worldwide Headquarters
1932 Wynnton Road, Columbus, Georgia 31999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel P. Amos, Kriss Cloninger III and E. Stephen Purdom, M.D., as Proxies or any one of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of AFLAC Incorporated held of record by the undersigned on February 25, 2004, at the Annual Meeting of the Shareholders to be held on Monday, May 3, 2004, at 10:00 a.m., or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS

The following proposals are being submitted to the Shareholders:
1.

Election of seventeen Directors of the Company. To vote your Shares for all Director nominees, mark the "For" box. To withhold voting for all nominees, mark the "Withheld" box. If you do not wish your Shares voted "For" a particular nominee, mark the "exceptions" box.

*EXCEPTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.
					For	Withheld	Exceptions*
					/ /	/ /	/ /
01	Daniel P. Amos	07	Kenneth S. Janke Sr.	13	E. Stephen Purdom, M.D.
02	John Shelby Amos II	08	Douglas W. Johnson	14	Barbara K. Rimer, Ph.D.
03	Michael H. Armacost	09	Robert B. Johnson	15	Marvin R. Schuster
04	Kriss Cloninger III	10	Charles B. Knapp	16	Glenn Vaughn Jr.
05	Joe Frank Harris	11	Hidefumi Matsui	17	Robert L. Wright
06	Elizabeth J. Hudson	12	Nobuhiro Mori
2.				To consider and approve the 2004 AFLAC Incorporated Long-Term Incentive Plan.	For	Against	Abstain
					/ /	/ /	/ /

3.				Ratification of appointment of KPMG LLP as independent auditors.	For	Against	Abstain
					/ /	/ /	/ /

4.							In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.
Only if you agree with the voting rights below, you can vote by telephone or internet. **QUICK **EASY**IMMEDIATE**
Call *** Toll Free*** On a Touch Tone Telephone for Telephone Voting, or, Vote over the internet using the Address Below.
	PHONE VOTING		INTERNET VOTING
	1-888-297-9553	OR	www.voteyourproxy.com

PROXY #	COMPANY#	ACCT.#

According to the records of the Company you are entitled to the following number of votes:			Sign here as name(s) appears on account:
VOTING RIGHTS			X ____________________________________________
X ____________________________________________
Date:________________________________, 2004
If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.
If you do not agree with the voting rights, check here ___ and complete, sign and date the reverse side.

B-1

DESCRIPTION OF VOTING RIGHTS

     In accordance with the Company's Articles of Incorporation, shares of Common Stock are entitled to one vote per share until they have been held by the same beneficial owner for a continuous period of greater than 48 months prior to the record date of the meeting, at which time they become entitled to ten votes per share. Any transferee of a share of Common Stock where such share was transferred to the transferee by gift, devise or bequest or otherwise through the laws of inheritance, descent or distribution from the estate of the transferor or by distribution to a beneficiary of shares held in trust for such beneficiary, is deemed to be the same beneficial owner as the transferor. Shares acquired as a direct result of a stock split, stock dividend or other distribution with respect to existing shares ("dividend shares") are deemed to have been acquired and held continuously from the date on which the shares with regard to which the dividend shares were issued were acquired. Shares of Common Stock acquired pursuant to the exercise of a stock option are deemed to have been acquired on the date the option was granted.

     Shares of Common Stock held in "street" or "nominee" name are presumed to have been held for less than 48 months and are entitled to one vote per share unless this presumption is rebutted by providing evidence to the contrary to the Board of Directors of the Company. Shareholders desiring to rebut this presumption should complete and execute the affidavit below. The Board of Directors reserves the right to require evidence to support this affidavit.

     Only if you do not agree with the voting rights shown on the front of this Proxy should you complete the following:

Affidavit

Under the penalties of perjury, I do solemnly swear that I am entitled to the number of votes set forth below because

___________________________________________________________________________________________________

___________________________________________________________________________________________________
I agree to provide evidence to support this statement at the request of the Company. Sign here X____________________________ X____________________________	__________Shares @ 1 Vote/Share= __________ Shares @ 10 Votes/Share= Total = Date _______________, 2004	_______Votes _______Votes _______Votes

 B-2